EXHIBIT 10.32
*[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED TO INDICATE THAT CONFIDENTIAL INFORMATION HAS BEEN OMITTED. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS HAVE BEEN PROVIDED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION]
SOFTWARE DEVELOPMENT and
LICENSE AGREEMENT
between
VOLCANO CORPORATION
and
PAIEON, INC.
DATED AS OF May 10, 2006

Execution Copy

-i-

Execution Copy

-ii-

Execution Copy

-iii-

Execution Copy
List Of Annexes

Annex A	Development Plan for VIVUS

Annex B	Form of End User License Agreement

Annex C	Development Plan for S5

List Of Exhibits

Exhibit 1.11	CardiOp-B Specifications

Exhibit 1.41	Existing Paieon Patent Rights

Exhibit 1.68	Existing Volcano Patent Rights

Exhibit 2.2.5	CardiOp-B Regulatory Approvals

Exhibit 3.5	Acceptance Criteria

Exhibit 3.9	Preliminary Development Activity and Efforts for the S5 Project

Exhibit 5.3.1	Demonstration Units / Equipment Loans

Exhibit 5.4.1	Installation Details

Exhibit 5.4.2	Paieon’s Terms of Maintenance

Exhibit 5.4.3	Compatibility Requirements

Exhibit 6.1	License Fees

Exhibit 6.2	Access Information; Certificates

Exhibit 16.1	Planned Future Development Activities

-iv-

EXHIBIT 10.32
SOFTWARE DEVELOPMENT AND LICENSE AGREEMENT
THIS Software Development and License Agreement, dated as of May 10, 2006, is entered into by and between Volcano Corporation, a corporation duly organized and existing under the laws of the State of Delaware, having offices at 2870 Kilgore Road, Rancho Cordova, California 95670 (“Volcano”), and Paieon, Inc., a corporation duly organized and existing under the laws of the State of Delaware, having offices located at 747 Third Avenue, New York, New York 10017-2803 (“Paieon”).
PRELIMINARY STATEMENTS
A. Volcano is the owner of, or has the rights to, certain medical devices, computer programs and software known as Volcano’s Intravascular Ultrasound System.
B. Paieon has expertise in designing and developing computer programs and software for use in conjunction with medical devices and currently markets and sells its CardiOp-B (as defined below) software.
C. Volcano wishes to have Paieon, and Paieon wishes to, conduct product development activities for the purpose of designing and further developing Interfaces (as defined below), all in accordance with the terms of this Agreement (as defined below).
D. The Parties (as defined below) entered into that certain memorandum of understanding dated August 7, 2005 as updated by the attachment dated as of September 8, 2005 and attachment #2 dated January 1, 2006 (collectively, the “MOU”).
NOW, therefore, in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:
1. DEFINITIONS
     1.1 “AAA” shall have the meaning assigned to such term in Section 12.2.
     1.2 “Acceptance” shall have the meaning assigned to such term in Section 3.6.4.
     1.3 “Acceptance Criteria” shall have the meaning assigned to such term in Section 3.5.
     1.4 “Affiliate” shall mean, with respect to any Party, any entity controlling, controlled by, or under common control with, such Party. For these purposes, “control” shall refer to: (i) the possession, directly or indirectly, of the power to direct the management or policies of an entity, whether through the ownership of voting securities, by contract or otherwise, or (ii) the ownership, directly or indirectly, of at least 50% of the voting securities or other ownership interest of an entity.
     1.5 “Agreement” shall mean this software development and license agreement together with the preliminary statements and all exhibits, schedules and attachments hereto.
     1.6 “Annual License” shall have the meaning assigned to such term in paragraph 2 of Exhibit 6.1.
     1.7 “Annual Upgrades” shall have the meaning assigned to such term in Section 5.4.2.

Execution Copy
     1.8 “Bankruptcy Code” shall have the meaning assigned to such term in Section 10.5.2.
     1.9 “Breaching Party” shall have the meaning assigned to such term in Section 10.2.
     1.10 “Business Days” shall mean Monday through Friday, excluding U.S. federal holidays and Israeli national holidays.
     1.11 “CardiOp-B” shall mean Paieon’s image acquisition and processing software presenting a three dimensional image for real time use in interventional cardiology. The CardiOp-B specifications are set forth on Exhibit 1.11.
     1.12 “CDA” shall have the meaning assigned to such term in Section 8.4.
     1.13 “Claims” shall have the meaning assigned to such term in Section 9.1.
     1.14 “Commercially Reasonable Efforts” of a Party shall mean those commercially reasonable efforts by that Party similar to the efforts that Party in good faith believes it would make in similar circumstances for its own operations at that time, it being understood that a Party’s Commercially Reasonable Efforts would not in any event require that Party to take any action that would be reasonably likely to result in a breach of any other provision of this Agreement, or any other agreement between the Parties, or any other agreement between a Party, Affiliate of such Party and/or Third Parties existing as of the Effective Date, or that the Party in good faith believes may violate any applicable law, regulation, rule, order, permit, direction or license of any court or governmental authority having appropriate jurisdiction over the Party and subject matter or would impair its ability to provide services or products hereunder.
     1.15 “Confidential Information” shall have the meaning assigned to such term in Section 8.1.
     1.16 “Consoles” shall have the meaning assigned to such term in Section 5.3.2.
     1.17 “Deliverable” and “Deliverables” shall have the meaning assigned to such terms in Section 3.5.
     1.18 “Demonstration Units” shall have the meaning assigned to such term in Section 4.1.2.
     1.19 “Development Plan” shall have the meaning assigned to such term in Section 3.2.1.
     1.20 “Disruptive Event” shall have the meaning assigned to such term in Section 5.5.3.
     1.21 “Documentation” shall mean the standard training, user, installation and reference manuals and other materials related to the CardiOp-B and/or Interfaces.
     1.22 “Dongle” shall mean the mechanism for ensuring that only authorized users can use the CardiOp-B, which shall be provided to Volcano by Paieon as set forth in Exhibit 6.2.
     1.23 “Dongle File” shall have the meaning assigned to such term in Exhibit 6.2.
     1.24 “Effective Date” shall mean the date of this Agreement first written above.
     1.25 “End-User(s)” shall mean those hospitals and catheterization laboratories with an interest in acquiring a medical device having the general characteristics of the Product.

Execution Copy
     1.26 “End-User License” shall have the meaning assigned to such term in Section 4.1.3.
     1.27 “Executive Officers” shall have the meaning assigned to such term in Section 12.1.
     1.28 “FDA” shall mean the United States Food and Drug Administration or any successor agency having regulatory jurisdiction over the manufacture, distribution and sale of drugs and medical devices in the United States.
     1.29 “Indemnified Party” shall have the meaning assigned to such term in Section 9.3
     1.30 “Indemnitor” shall have the meaning assigned to such term in Section 9.3.
     1.31 “Initial Acceptance Period” shall have the meaning assigned to such term in Section 3.6.1.
     1.32 “Interfaces” shall mean all computer programs, software modules and components, including all source code and object code, specifically developed for Volcano pursuant to the Development Plan and required to integrate the CardiOp-B with VIVUS (as defined below).
     1.33 “Invention” shall mean any new or useful process, method of use, concept, data, work or design (whether or not protectable by a patent or a copyright) and any improvement, enhancement, modification or derivative work (including, without limitation, algorithms, formulae, or novel descriptors), whether patentable or unpatentable, to existing Patent Rights and Know How that is conceived or first reduced to practice or first demonstrated to have utility during the Term in connection with any of the Parties’ activities under this Agreement.
     1.34 “Know-How” shall mean any and all know-how, data, study results, trade secrets, technologies and other information (including confidential data and Confidential Information), whether or not patentable, including, without limitation, designs, drawings, medical uses, product forms and specifications in each case which are not generally known.
     1.35 “Master Copy” shall have the meaning assigned to such term in Section 6.2.
     1.36 “Milestone Event” shall have the meaning assigned to such term in Section 3.4.2.
     1.37 “MOU” shall have the meaning assigned to such term in the preliminary statements.
     1.38 “Non-breaching Party” shall have the meaning assigned to such term in Section 10.2.
     1.39 “Paieon” shall have the meaning assigned to such term in the preamble.
     1.40 “Paieon Know-How” shall mean Know-How and Inventions useful or necessary for: (i) the design, development, use, and distribution of the CardiOp-B; or (ii) the development, manufacture, use, offer for sale or sale of the Product; in each case, in the Territory, and which Paieon owns or has the right to use on the Effective Date or thereafter during the Term.
     1.41 “Paieon Patent Rights” shall mean Patent Rights which: (i) claim or otherwise cover the CardiOp-B, including any patented Inventions relating thereto; or (ii) are useful or necessary for the development, manufacture, use or sale of the Product in the Territory; and in

Execution Copy
each case, which Paieon owns or has the right to use on the Effective Date or thereafter during the Term. A current list of Paieon Patent Rights are set forth on Exhibit 1.41.
     1.42 “Paieon Technology” shall mean Paieon Patent Rights and Paieon Know-How.
     1.43 “Party” shall mean Volcano or Paieon and, when used in the plural, shall mean Volcano and Paieon.
     1.44 “Patent Rights” shall mean the patents and patent applications in the Territory, together with any patents that may issue therefore in the Territory, including any and all extensions, renewals, continuations, continuations-in-part, divisions, patents-of-additions, reissues, supplementary protection certificates or foreign counterparts of any of the foregoing and any patents based on applications that claim priority from any of the foregoing.
     1.45 “Periodic Report” shall have the meaning assigned to such term in Section 6.3.
     1.46 “Person” shall mean any individual, corporation, partnership, limited liability company, trust, governmental entity, or other legal entity of any nature whatsoever.
     1.47 “Product” shall mean the integrated CardiOp-B / VIVUS / Interfaces system.
     1.48 “QS” means current Quality Systems regulations promulgated by the FDA for the design, manufacture, processing or packaging of medical devices and corresponding regulatory standards required by other applicable Regulatory Authorities in the Territory, as each may be amended from time to time.
     1.49 “Regulatory Approvals” shall mean those clearances of applicable Regulatory Authorities required to market a medical device in the Territory together with appropriate CE marking in accordance with European Directive 93/68/EEC.
     1.50 “Regulatory Authority” shall mean, the FDA in the U.S., and any health regulatory authority(ies) in any other country in the Territory that is a counterpart to the FDA and has responsibility for granting regulatory approval for the marketing, manufacture, and sale of a Product in such country, including, but not limited to, pricing and reimbursement approvals, and any successor(s) thereto as well as any state or local health regulatory authorities having jurisdiction over any activities contemplated by the Parties.
     1.51 “S5 Development Plan” shall have the meaning assigned to such term in Section 3.9.2.
     1.52 “S5 Milestone Events” shall have the meaning assigned to such term in Section 3.9.2.
     1.53 “S5 Product” shall have the meaning assigned to such term in Section 3.9.1.
     1.54 “S5 Project” shall have the meaning assigned to such term in Section 3.9.1.
     1.55 “Specifications” shall mean the preliminary specifications and functionality requirements for the Interfaces set forth in the Development Plan, and such other specifications to be established pursuant to the Development Plan, in accordance with the process set out in the Development Plan, as may be modified, in writing, from time to time, by the Parties.
     1.56 “Term” shall have the meaning assigned to such term in Section 10.1.
     1.57 “Territory” shall mean all countries, world-wide.

Execution Copy
     1.58 “Third Party” shall mean any Person who is neither a Party nor an Affiliate of a Party.
     1.59 “Trademarks” shall have the meaning assigned to such term in Section 5.1.
     1.60 “Training Program” shall have the meaning assigned to such term in Section 5.2.2.
     1.61 “United States” or “U.S.” shall mean The United States of America.
     1.62 “Upgrades” shall have the meaning assigned to such term in Section 5.4.2.
     1.63 “Validated” shall mean in compliance with all applicable requirements of Title 21 of the Code of Federal Regulations Part 820 including, without limitation, design controls, such as planning, input, verification and reviews, required for medical device software pursuant to 21 CFR §820.30.
     1.64 “VIVUS” shall mean Volcano’s IVG intravascular imaging system.
     1.65 “Volcano” shall have the meaning assigned to such term in the preamble.
     1.66 “Volcano Customer Information” shall have the meaning assigned to such term in Section 6.2.
     1.67 “Volcano Know-How” shall mean Know-How and Inventions useful or necessary for: (i) the design, development, use, and distribution of the VIVUS; or (ii) the development, manufacture, use, offer for sale or sale of the Product; in each case, in the Territory, and which Volcano owns or has the rights to use on the Effective Date or thereafter during the Term.
     1.68 “Volcano Patent Rights” shall mean Patent Rights which: (i) claim or otherwise cover VIVUS, including any patented Inventions relating thereto; or (ii) are useful or necessary for the development, manufacture, use or sale of the Product in the Territory; and in each case, which Volcano owns or has the rights to use on the Effective Date or thereafter during the Term. A current list of Volcano Patent Rights are set forth on Exhibit 1.68.
     1.69 “Volcano Technology” shall mean the Volcano Patent Rights and Volcano Know-How.
     1.70 “Warranty Period” shall have the meaning assigned to such term in Section 5.4.1.
2. REPRESENTATIONS, WARRANTIES AND COVENANTS.
     2.1 Representations and Warranties of Both Parties. Each Party represents and warrants to the other Party, as of the Effective Date, that:
          2.1.1 such Party: (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated; (B) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted; and (C) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not reasonably be expected to have a material adverse effect on the properties, business, financial or other condition of such Party and would not materially adversely affect such Party’s ability to perform its obligations under this Agreement;

Execution Copy
          2.1.2 such Party: (A) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; and (B) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. The Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity (regardless of whether enforcement is sought in a court of law or equity);
          2.1.3 such Party has obtained all necessary consents, approvals and authorizations of all governmental authorities and Third Parties required to be obtained by such Party in connection with this Agreement, other than any approvals required of applicable Regulatory Authorities as may be required under this Agreement from time to time; and
          2.1.4 the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (A) do not conflict with or violate any requirement of all applicable national, federal, state and local laws, rules or regulations; and (B) do not conflict with, or constitute a default under, any contractual obligation of such Party.
     2.2 Representations and Warranties of Paieon. Paieon represents and warrants to Volcano, as of the Effective Date, that:
          2.2.1 Paieon is the owner of, or has rights to, all of the Paieon Patent Rights in existence on the Effective Date, and has the right to grant the licenses granted under this Agreement therefor;
          2.2.2 Paieon is the sole owner of or has the right to use the Paieon Know-How in existence on the Effective Date, and has the right to grant the licenses granted under this Agreement therefor;
          2.2.3 Paieon has not received any valid written claim or demand leading it to believe that the Paieon Technology infringes any patent or other intellectual property right of any Third Party;
          2.2.4 to the best of Paieon’s knowledge, none of the Paieon Know-How in existence on the Effective Date was obtained by Paieon or its Affiliates in violation of any contractual or fiduciary obligation to which Paieon or its Affiliates or any of their respective employees or staff members are or were bound, or by the misappropriation of the trade secrets of any Third Party; and
          2.2.5 Paieon has obtained and holds the Regulatory Approvals set forth on Exhibit 2.2.5 for the CardiOp-B.
     2.3 Representations and Warranties of Volcano. Volcano represents and warrants to Paieon, as of the Effective Date, that:
          2.3.1 Volcano is the owner of, or has rights to, all of the Volcano Patent Rights in existence on the Effective Date, and has the right to grant the licenses granted under this Agreement therefor;
          2.3.2 Volcano is the sole owner of or has the right to use the Volcano Know-How in existence on the Effective Date, and has the right to grant the licenses granted under this Agreement therefor;

Execution Copy
          2.3.3 Volcano has not received any valid written claim or demand leading it to believe that the Volcano Technology infringes any patent or other intellectual property right of any Third Party; and
          2.3.4 to the best of Volcano’s knowledge, none of the Volcano Know-How in existence on the Effective Date was obtained by Volcano or its Affiliates in violation of any contractual or fiduciary obligation to which Volcano or its Affiliates or any of their respective employees or staff members are or were bound, or by the misappropriation of the trade secrets of any Third Party.
     2.4 Covenants of Paieon. Paieon covenants with Volcano that in connection with its activities under this Agreement, Paieon shall comply with good laboratory practice and cGMP, and all relevant QS requirements, ISO 9001:2000 and ISO 13485:1996, in each case as applicable, and will conduct such activities in accordance with Section 3 of this Agreement and the Development Plan.
     2.5 Covenants of Volcano. Volcano covenants with Paieon as follows:
          2.5.1 to the extent that Volcano takes part in the development of the Interfaces, Volcano shall comply with good laboratory practice and cGMP, and all relevant QS requirements, ISO 9001:2000 and ISO 13485:1996, in each case as applicable, and will conduct such activities in accordance with Section 3 of this Agreement and the Development Plan; and
          2.5.2 Volcano shall use Commercially Reasonable Efforts to distribute and market the Product in the Territory. Such distribution and marketing shall be in accordance with the terms and conditions of this Agreement and all applicable laws.
          2.5.3 Volcano acknowledges that Paieon shall be seeking to offer and/or integrate its current and future products, including the CardiOp-B, together with other medical products and systems, including intravascular ultrasound systems, and to develop interfaces, programs, modules and/or components to facilitate such integration and/or operation of the CardiOp-B together with such products and systems and may use the Interfaces for such purposes, provided that Paieon shall not use for itself, nor shall Paieon or any of its Affiliates, offer, license, transfer, sell and/or give to Third Parties the right to use the [CONFIDENTIAL] between the CardiOp-B and the VIVUS.
     2.6 Disclaimers. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 2, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND EACH PARTY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE OR USE, OR NON-INFRINGEMENT. For the avoidance of doubt, nothing in this Agreement shall be deemed to be a warranty by Paieon that it will be successful in performing the Development Plan or that any Interfaces or the CardiOp-B shall be commercially marketable.
3. SCOPE OF ACTIVITIES; DEVELOPMENT PLAN.
     3.1 Generally. The activities of the Parties hereunder, which began under the MOU, including, without limitation, Paieon’s conduct of development activities to design and develop the Interfaces and Volcano’s distribution and marketing of the Product, shall be conducted pursuant to the Development Plan and in accordance with, and subject to, all terms of this Agreement and the following shall apply:
          3.1.1 The rights of Paieon in and to the CardiOp-B, and Volcano in and to the VIVUS, each as more fully described in Section 7;

Execution Copy
          3.1.2 The rights of each Party in and to the Interfaces, as more fully described in Section 7;
          3.1.3 The grant of rights and licenses as provided for in Section 4;
          3.1.4 The payment by Volcano to Paieon of the amounts specified in Section 3.4 and the license fees as set forth in Section 6; and
          3.1.5 The scope of the development activities, the description of each Party’s responsibilities with respect to same, and the conduct of acceptance testing of the Deliverables, as set forth in this Section 3.
     3.2 Scope of the Development Plan.
          3.2.1 A development plan, setting forth the Specifications and timelines to be performed, has been prepared and approved by the Parties and is annexed to and made part of this Agreement as Annex A (the “Development Plan”). The activities in execution of the Development Plan, which began under the MOU, shall include the activities of either or both of the Parties to: (A) design and develop the Specifications for the Interfaces, and (B) further develop the Interfaces in accordance with the Specifications, as well as such other activities as necessary to implement the activities set forth in the Development Plan. The Development Plan outlines all current and planned activities and testing protocols for completion of the Product and each Party’s responsibilities, if any, with respect to thereto. The Development Plan may be updated and/or amended, at any time and from time to time, as approved by the Parties. The impact of such modifications on the costs, time schedule and milestone plan, if any, shall be agreed upon in good faith negotiations conducted by the Parties and confirmed in writing. Except as otherwise expressly provided in this Agreement, each Party shall bear the entire cost and expense it incurs in connection with fulfillment of its obligations hereunder.
          3.2.2 All development activities previously conducted by the Parties under and in reliance on the MOU, shall be governed by this Agreement and not by such previous agreement, and this Agreement supersedes the MOU in its entirety. The Parties acknowledge and agree that, as of the Effective Date, the MOU shall expire and be of no further force or effect.
     3.3 Responsibilities of the Parties.
          3.3.1 The Parties shall use Commercially Reasonable Efforts to timely fulfill their respective obligations under the Development Plan and this Agreement. Each Party will cooperate in good faith with the other Party in reasonably facilitating the other Party’s fulfillment of its obligations and otherwise take actions as set forth in the Development Plan and elsewhere in this Agreement.
          3.3.2 Paieon shall use Commercially Reasonable Efforts to:
               (a) develop the Interfaces in accordance with the Specifications, including conducting all development activities in good scientific manner, and in compliance in all material respects with the requirements of cGMP, QS, ISO 9001:2000 and ISO 13485:1996 in order to achieve the objectives of this Agreement efficiently and expeditiously; and
               (b) assist Volcano, as reasonably requested, to prepare and file those regulatory filings deemed necessary or desirable to obtain Regulatory Approvals necessary or desirable to market and sell the Product in the Territory.

Execution Copy
          3.3.3 Volcano shall use Commercially Reasonable Efforts to obtain, as and when required, all Regulatory Approvals in the countries in which Volcano proposes to market and sell the Product in the Territory (other than the Regulatory Approvals set forth on Exhibit 2.2.5) subject to the receipt of the assistance of Paieon as described in Section 3.3.2(b).
     3.4 Development Funding.
          3.4.1 Except as otherwise expressly provided in this Agreement, each Party shall bear the entire cost and expense it incurs in connection with fulfillment of its obligations under this Section 3.
          3.4.2 Volcano shall pay to Paieon the following milestone payments upon the first occurrence of each of the development milestone events (each, a “Milestone Event”) set forth below:

Milestone Event	Milestone Payment	Target Delivery Date
1. Execution of the MOU	$115,000	Milestone Met and Payment Already Made in Full

2. Acceptance by Volcano of a functional prototype of the Product suitable for use in humans, which shall be deemed to occur upon sign-off by Volcano in accordance with Section 3.6.	$145,000	Milestone Met and Payment Already Made in Full

3. Acceptance by Volcano of the first delivery of the Interfaces and CardiOp-B (including the new features set forth in the attachment #2 dated January 1, 2006 to the memorandum of understanding), which shall be deemed to occur upon sign-off by Volcano in accordance with Section 3.6.	$114,000	Milestone Met and Payment Already Made in Full

4. Acceptance by Volcano of the version release for integration.	$100,000	April 29, 2006

5. Acceptance by Volcano of the fully-functional Validated commercial version of the Interfaces and CardiOp-B, which shall be deemed to occur upon sign-off by Volcano in accordance with Section 3.6.	$39,000	June 15, 2006
Total	$513,000
          3.4.3 The obligation to make a milestone payment under this Section 3.4 is imposed only once with respect to the occurrence of the corresponding Milestone Event and shall be paid within five Business Days after occurrence of the corresponding Milestone Event.
          3.4.4 Paieon acknowledges and agrees that in anticipation of the entering into this Agreement, Volcano previously paid to Paieon the amount of $115,000 in accordance with

Execution Copy
paragraph 2 of the MOU (upon achievement of Milestone Event 1 as specified in Section 3.4.2) and the further amount of $145,000 in accordance with paragraph 5 of attachment #2 dated January 1, 2006 to the MOU (in respect of Milestone Event 2 as specified in Section 3.4.2).
     3.5 Acceptance Criteria. Each deliverable set forth in the Milestone Events herein (each, a “Deliverable,” and collectively, the “Deliverables”) shall be subject to acceptance testing by Volcano to verify that the Deliverable satisfies the acceptance criteria, as agreed to by the Parties for said Deliverable and set forth in Exhibit 3.5 following such agreement by the Parties (the “Acceptance Criteria”). The Acceptance Criteria for each Deliverable shall be jointly developed and mutually agreed to in writing by Volcano and Paieon with respect to such Deliverable. If Volcano in good faith cannot agree to the Acceptance Criteria proposed by Paieon, Volcano may terminate this Agreement without incurring any additional liability hereunder as a result of such termination.
     3.6 Acceptance Testing.
          3.6.1 Acceptance testing for any Deliverable shall commence within five Business Days of: (A) the date on which Paieon notifies Volcano that the Deliverable has, in Paieon’s opinion, been satisfactorily completed and is ready for acceptance testing by Volcano; or (B) the date on which Volcano is provided full access to the Deliverable for acceptance testing, whichever is later. Acceptance testing shall continue for a period of up to [CONFIDENTIAL] consecutive days (the “Initial Acceptance Period”).
          3.6.2 If any Deliverable does not conform to the Acceptance Criteria, Volcano shall give Paieon written notice thereof, listing the non-conformities, within the Initial Acceptance Period. Volcano shall cooperate with Paieon in identifying the deficiencies that have caused the Deliverable to fail to conform to the Acceptance Criteria. Paieon shall, at no cost to Volcano, use Commercially Reasonable Efforts to promptly correct any deficiencies/non-conformities which prevent such Deliverable from conforming to the Acceptance Criteria. Upon completion of the corrective action by Paieon, and at no additional cost to Volcano, the Deliverable shall be subjected to further acceptance testing for up to [CONFIDENTIAL] consecutive days in order to confirm that the Deliverable conforms to the Acceptance Criteria.
          3.6.3 If 60 days after the end of the Initial Acceptance Period the Deliverable still does not conform to the Acceptance Criteria, Volcano may: (A) immediately terminate the Development Plan and this Agreement with respect to the individual Product without any further obligation or liability of any kind of either party, except that Paieon shall be entitled to retain any milestone payments previously made by Volcano hereunder; or (B) require Paieon to continue to use Commercially Reasonable Efforts to attempt to correct the nonconformities at Paieon’s sole cost and expense, reserving the right to terminate as aforesaid at any time. In the event Paieon determines that it is not able to correct the deficiencies/non-conformities using Commercially Reasonable Efforts as aforesaid, the Parties will mutually agree how to proceed or to terminate the Development Plan and this Agreement with respect to the individual Product.
          3.6.4 When the Deliverable has successfully conformed to or satisfied the Acceptance Criteria, Volcano shall give Paieon written notice of its acceptance of the Deliverable (“Acceptance”). In any event, Acceptance shall be deemed to occur upon the occurrence of: (A) the expiration of 30 days following the date on which Paieon notified Volcano that the Deliverable has been satisfactorily completed and is ready for acceptance testing by Volcano; provided that no written notice shall have been received by Paieon from Volcano in accordance with Section 3.6.2 above; or (B) Volcano shall have placed the Product into commercial use or granted an End-User License in respect thereof.
     3.7 Record-Keeping. Paieon shall maintain records, in sufficient detail and in good scientific manner, which shall be complete and accurate and shall fully and properly reflect all

Execution Copy
work done and results achieved in the form required under all applicable laws and regulations. Volcano shall have the right, during normal business hours and upon reasonable notice, to inspect such records. Volcano shall maintain the information which comes to its attention during such inspection in confidence in accordance with Section 8 and shall not use such information for any purpose except to the extent expressly permitted by this Agreement. Upon Volcano’s reasonable request, Paieon shall provide Volcano with a copy of any such records necessary for Volcano to: (i) obtain the Regulatory Approvals it is obligated to obtain in connection with the Product, and (ii) comply with any applicable law, rule or regulation. Volcano shall use such records solely for the purpose of and to the extent required to obtain the Regulatory Approvals and comply with any applicable law, rule or regulation and shall keep same as Confidential Information in accordance with the obligations set forth in Section 8.
     3.8 Access to Facilities and Personnel. Paieon shall allow representatives of Volcano, upon reasonable notice and during normal business hours, to visit Paieon’s facilities where the activities contemplated by this Agreement are being conducted, and consult, during such visits and by telephone, with Paieon’s point-of-contact representative as designated by Paieon. Volcano shall, and shall ensure that its representatives shall, maintain any information resulting from such access in confidence in accordance with Section 8 and shall not use such information for any purpose except to the extent expressly permitted by this Agreement.
     3.9 S5 Project.
          3.9.1 The Parties acknowledge and agree that Paieon is also being engaged to conduct product development activities to design and develop an interface to integrate the CardiOp-B with Volcano’s S5 system (the “S5 Product”), the general terms of which are set forth on Exhibit 3.9 (the “S5 Project”).
          3.9.2 A development plan for the S5 Product, setting forth the applicable specifications and timelines to be performed is annexed to and made part of this Agreement as Annex C (the “S5 Development Plan”). Volcano shall pay to Paieon the following milestone payments upon the first occurrence of each of the development milestone events (the “S5 Milestone Events”) set forth below:

S5 Milestone Event	Milestone Payment	Target Delivery Date
1. Finalization of the functional specifications for the S5 Product, as agreed to by the Parties.	$112,500	May 31, 2006

2. Finalization of interface requirements and specifications for same, as agreed to by the Parties.	$112,500	June 30, 2006

Execution Copy

S5 Milestone Event	Milestone Payment	Target Delivery Date
3. Acceptance by Volcano of the interim release of the S5 Interface, which shall be deemed to occur upon sign-off by Volcano in accordance with Section 3.6.	$112,500	October 15, 2006

4. Acceptance by Volcano of the fully-functional Validated commercial version of the S5 Interface, which shall be deemed to occur upon sign-off by Volcano in accordance with Section 3.6.	$112,500	December 31, 2006
Total	$450,000
          3.9.3 Except to the extent that the S5 Development Plan contains any terms or provisions which are inconsistent with, or conflict with, the terms and provisions of this Agreement (in which case such terms and provisions shall supersede the Agreement on such specific matters), the terms and provisions of this Agreement shall apply to the S5 Project, mutatis mutandis.
4. GRANT OF RIGHTS; OBLIGATIONS.
     4.1 Licenses to Volcano.
          4.1.1 Subject to the terms and conditions of this Agreement, Paieon hereby grants to Volcano and its Affiliates a fully paid-up, limited, royalty-free, non-exclusive, non-transferable (except in accordance with the terms of this Agreement), right and license for the Term, without the right to sublicense, under the Paieon Technology solely for the purpose of conducting its activities under the Development Plan with respect to the Deliverables.
          4.1.2 Subject to Section 5.3 below, Paieon hereby grants to Volcano and its Affiliates a fully paid-up, limited, non-exclusive, non-transferable (except in accordance with the terms of this Agreement), worldwide, royalty-free right and license, for the Term, without the right to sublicense, to display and perform demonstration copies (in the number and form as specified in Section 5.3 below) of the CardiOp-B, in executable form (“Demonstration Units”).
          4.1.3 Subject to Section 6 below, Paieon hereby grants to Volcano and its Affiliates, for the Term, a royalty bearing, limited, non-exclusive, non-transferable (except in accordance with the terms of this Agreement), worldwide, right and license, without the right to sublicense, under the Paieon Technology, to: (A) use, execute, display, perform and distribute the CardiOp-B, internally and externally (i.e. on the system provided to Volcano’s distributors) solely for the purpose of incorporating it with VIVUS in Products; and (B) to grant licenses to use the CardiOp-B incorporated by the Interfaces with VIVUS into Products through multi-tier distribution channels to End-Users pursuant to license agreements substantially in the form annexed hereto as Annex B (“End-User License”). As set forth in Section 2.5.3 above, Paieon shall not use for itself, nor shall Paieon or any of its Affiliates, offer, license, transfer, sell and/or give to any Third Parties the right to use the
[CONFIDENTIAL] between the CardiOp-B and the VIVUS. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement, neither Volcano nor any of its Affiliates shall make any use of, nor grant any right to Third Parties to use, the [CONFIDENTIAL] except for incorporating the VIVUS with the CardiOp-B.
     4.2 License to Paieon. Subject to the terms and conditions of this Agreement, Volcano hereby grants to Paieon and its Affiliates a fully paid-up, non-royalty bearing, non-exclusive, non-transferable (except in accordance with the terms of this Agreement), right and

Execution Copy
license for the Term, without the right to grant sublicenses, under the Volcano Technology to conduct its activities under the Development Plan with respect to the Deliverables.
5. COMMERCIALIZATION.
     5.1 Trademarks; Logos. Volcano shall market the Product throughout the Territory under a trademark or trademarks (collectively, the “Trademarks”) selected by Volcano. Subject to applicable law, all labeling and packaging for all Products to be marketed and sold in the Territory shall contain, in a manner agreed between the Parties, Paieon’s trade name or logo identifying Paieon as a co-developer of the Product and as the owner of the CardiOp-B. In connection with this Section 5.1:
          5.1.1 The ownership and all goodwill from the use of the Trademarks shall vest in and inure to the benefit of Volcano.
          5.1.2 Paieon acknowledges the exclusive ownership (as between the Parties) of Volcano of the Trademarks furnished by Volcano (or its Affiliates) for use in connection with the Product. Paieon shall not, during the Term or thereafter, register, use, or attempt to obtain any right in and to any such Trademark’s or in and to any name, logo or trademark confusingly similar thereto. Without derogating from the above, Volcano acknowledges Paieon’s rights in the CardiOp-B trademarks.
     5.2 Documentation; Training.
          5.2.1 Upon Acceptance of the final Deliverable, Paieon shall provide Volcano with all appropriate Documentation required for the installation, maintenance and use of the Product by the End-Users. Paieon shall also provide assistance in the installation of the Product at the first seven End-User sites in order to provide technical training to the technical personnel of Volcano, its Affiliates, their distributors and the End-Users.
          5.2.2 Promptly after Acceptance of the final Deliverable, Paieon shall develop standardized training materials and conduct a series of training sessions relating to the use of the Interfaces and CardiOp-B (the “Training Program”) at no cost to Volcano. Paieon will conduct the Training Program, comprised of up to 25 hours of in-person training (to be conducted at a single location over the course of one week) and up to five hours of telephonic or internet-based training. Additional training shall be available from Paieon at reasonable rates to be agreed between the Parties prior to any such training taking place.
     5.3 Demonstration Units; Equipment Loan. The Parties acknowledge and agree that:
          5.3.1 Volcano will require Demonstration Units, in such quantity and for such purpose as set forth on Exhibit 5.3.1 as updated by agreement of the Parties, accompanied by demonstration instructions, for purposes of demonstrating the Interfaces and CardiOp-B to potential End-Users. In the event that any Demonstration Unit remains with a potential End-User for substantially longer than two weeks, Volcano shall provide Paieon with written notice and information regarding such Demonstration Unit, including location, use, user’s profile etc. In no event shall any Demonstration Unit stay installed at a potential End-User site for greater than four weeks. Volcano may request to renew the operation of any Demonstration Unit at an End-User site upon submitting a detailed request specifying the needs for such renewal to Paieon. Volcano shall pay Paieon, at its then current rate, for hard copies of any user manual(s), maintenance manual(s) or quick guide(s) it may require in connection with the Demonstration Units.
          5.3.2 Paieon will require VIVUS consoles and S5 consoles (collectively, the “Consoles”), in such quantity and solely for such purpose as set forth on Exhibit 5.3.1 as updated

Execution Copy
by agreement of the Parties. The Consoles are being provided to Paieon on-loan and not being sold, assigned or otherwise transferred to Paieon. Upon 10-days written notice from Volcano, Paieon shall return all, or such other number, of the Consoles to Volcano as Volcano may require (e.g., to allow for system upgrades), all of which shall be in good and working condition. Paieon agrees to keep and maintain sufficient insurance on the Consoles, at its sole cost and expense, to cover any damages: (A) suffered by the Consoles while under Paieon’s control; or (B) on account of bodily or personal injury or death to any person, or damage to property of any person as a result of Paieon’s use or mis-use of the Consoles in violation of this Agreement.
     5.4 Warranty; Upgrades.
          5.4.1 For each sale of the Product by Volcano to an End-User, Paieon shall provide a warranty for a period of 12 months (the “Warranty Period”) commencing on the date of delivery of such Product to the End-User. During such Warranty Period, Paieon shall use Commercially Reasonable Efforts to resolve programming errors, malfunctions or defects in the Interfaces and CardiOp-B to make the CardiOp-B included as part of the Product function substantially as described in the then-current Specifications and Documentation. Volcano shall provide a similar warranty in respect of the VIVUS. For each delivery of the CardiOp-B as aforesaid, Volcano will inform Paieon, in writing, of such delivery and the date thereof and such other details as agreed between the Parties and set forth on Exhibit 5.4.1.
          5.4.2 Upon expiration of the Warranty Period, for as long as Paieon continues to provide updates and upgrades related to the CardiOp-B (collectively, “Upgrades”), Paieon shall make such Upgrades available for license to End-Users, at such End-Users’ sole election; provided, that during the Term such Upgrades shall be made available to End-Users, as aforesaid, through Volcano. Should any Upgrade require a modification in the Interfaces during the Term, Paieon will inform Volcano in writing and indicate the work required to perform such modification and the estimated cost thereof. Volcano will decide whether or not it would like Paieon to perform, at Volcano’s expense, the needed modification. If Volcano elects not to perform the modification required to implement the Upgrade the Upgrade shall not be provided. As used herein Upgrades shall include, but not be limited to, error corrections, bug fixes, improvements, application enhancements, revisions, updates, additional modules or sub-modules to the CardiOp-B. Upgrades shall be made available by Volcano to End-Users for consecutive one year periods pursuant to Paieon’s standard maintenance terms, as in effect from time to time, the current version of which is attached hereto as Exhibit 5.4.2 (“Annual Upgrades”). In the event an End-User elects to purchase any Annual Upgrades, Volcano shall identify such End-User to Paieon as having purchased an Annual Upgrade and pay to Paieon [CONFIDENTIAL] of the license fee originally paid by Volcano to Paieon in respect of the CardiOp-B licensed to such End-User.
          5.4.3 Paieon shall make Commercially Reasonable Efforts to design and implement the relevant Upgrades in such a way as to be backward compatible to the VIVUS in accordance with the requirements and detailed specifications set forth on Exhibit 5.4.3, provided that Volcano and/or the End-Users use the hardware and/or operating systems required to run such Upgrade as specified by Paieon and that all modifications to the Interfaces required for such Upgrade as notified by Paieon pursuant to Section 5.4.2 above have been made.
     5.5 Escrows.
          5.5.1 In order to ensure support and maintenance for the Product and the CardiOp-B following a Disruptive Event, Paieon agrees that within 90 days after Acceptance of the final VIVUS Deliverable, it shall establish an account with a source code escrow agent mutually acceptable to the Parties, and shall deposit with such escrow agent the source code for the CardiOp-B. In the event that following a Disruptive Event, Paieon (or any successor who has undertaken Paieon’s obligations hereunder) fails in any material respect to provide maintenance

Execution Copy
and support to Volcano pursuant to the terms hereunder, a source code version of the CardiOp-B and, as applicable, the Interfaces and all Upgrades, including related comments and Documentation, shall be released to Volcano, which may only be used by Volcano and its Affiliates to provide maintenance and support to End-Users in accordance with this Agreement.
          5.5.2 In order to ensure a limited supply of Product following a Disruptive Event, Paieon agrees that within 90 days after Acceptance of the final VIVUS Deliverable, it shall deposit in the account established with the source code escrow agent pursuant to Section 5.5.1 above, 50 Dongle Files. Following a Disruptive Event, during the period until the earlier of: (A) termination of this Agreement; or (B) six months following such Disruptive Event, the requisite escrowed Dongle File(s) shall be released to Volcano, which may only be used by Volcano and its Affiliates in accordance with this Agreement including, without limitation, Section 6.3.
          5.5.3 As used in this Section 5.5, a “Disruptive Event” shall mean: (A) Paieon has a petition in bankruptcy, or an assignment for the benefit of creditors filed by a Third Party against it, or files such itself, and same is not dismissed within [CONFIDENTIAL].
          5.5.4 Paieon shall, at least once each 12 months during the Term, deposit updated source code to be held in escrow pursuant to this Section 5.5, such update to include all Upgrades released to such date.
          5.5.5 Paieon shall: (A) be responsible for and pay all fees to the source code escrow agent; (B) keep the escrow account current during the Term; and (C) name Volcano as a beneficiary of such account. Volcano shall reimburse Paieon for 50 percent (50%) of the fees paid to the source code escrow agent during the Term as follows: (1) following payment to the escrow agent, Paieon shall submit to Volcano a copy of the original invoice, together with proof of payment by Paieon; and (2) Volcano shall, within 45 days of receipt of the required documentation, remit to Paieon 50 percent (50%) of such fees paid by Paieon.
6. SOFTWARE LICENSE FEES; PAYMENTS; SUPPLY AND REPORTS.
     6.1 License Fees. Volcano shall pay Paieon the applicable license fee(s) set forth on Exhibit 6.1 for each license of the CardiOp-B purchased from Paieon.
     6.2 Supply. Following Acceptance of the final Deliverable by Volcano, Paieon shall supply Volcano with one master copy of the Interfaces and CardiOp-B on CD-ROM (the “Master Copy”). For each End-User License that Volcano grants, Volcano will provide Paieon with the End-User’s identification, contact information, address, SW version/PN, number of Dongles (including SNs and ID numbers), number of licenses, number of user manuals and number of SW CDs (collectively, the “Volcano Customer Information”), which Volcano Customer Information shall be deemed Confidential Information of Volcano pursuant to Section 8; provided that such Volcano Customer Information may only be used by Paieon to (i) maintain a record of licenses granted by Volcano and the status of each license, (ii) provide maintenance and support to End-Users in accordance with this Agreement; and (iii) establish and maintain business relationships with End-Users. Notwithstanding the foregoing, Paieon shall not use the Volcano Customer Information to guide its own marketing activities or provide the Volcano Customer Information to third parties without Volcano’s prior written consent. Volcano shall also provide Paieon with the media access control address(es) of the personal computer(s) intended to integrate the CardiOp-B. Paieon shall thereafter provide Volcano with the Dongle File required to execute a previously provided Dongle with the CardiOp-B together with information on how to use same as set forth on Exhibit 6.2. Paieon shall issue to Volcano a certificate (as described in Exhibit 6.2 hereto) evidencing Volcano’s right to grant the End-User a license for the use of the CardiOp-B in accordance with the license grants set forth in

Execution Copy
Section 4.1. In addition, the Parties agree and acknowledge that under certain circumstances, there may be a need to transfer Product software from one End-User computer system to another and the End-User License for the Product shall be transferable in such case subject to: (A) Volcano providing Paieon with written notice of such transfer, which such notice shall specify the MAC address from the first End-User computer system and the MAC address for the second End-User computer system, and (B) Volcano de-installing the Product software from the first End-User computer system.
     6.3 Payments; Credits. For each unit of Product provided to an End-User by Volcano, Volcano shall pay the license fees set forth on Exhibit 6.1 to Paieon. Payments to Paieon shall be made within 45 days of the end of each month in respect of the End User Licenses granted during such month. Each such payment shall be accompanied by a report signed by the chief financial officer or director of finance of Volcano (a “Periodic Report”), detailing the Products sold and the total End-User Licenses granted during the relevant month and the calculation of license fees, if any, due thereon. In the event that no license fees are payable in respect of a given month, Volcano shall submit a Periodic Report so indicating. All payments shall be payable in U.S. dollars, regardless of the country(ies) in which sales are made.
     6.4 Records Retention. Volcano shall keep complete and accurate records pertaining to the sale of Products, and licensing of the CardiOp-B, for a period of three calendar years after the year in which such sales or licensing occurred, and in sufficient detail to permit Paieon to confirm the accuracy of the license fees paid by Volcano hereunder.
     6.5 Audits. At the request and expense of Paieon, Volcano shall permit an independent, certified public accountant appointed by Paieon, and reasonably acceptable to Volcano, at reasonable times and upon reasonable notice, to examine such records as may be necessary for the sole purpose of verifying the calculation and reporting of End-User Licenses granted and the correctness of any payments made under this Agreement for any period within the preceding three calendar years. Results of any such examination shall be made available to both Parties. If, as a result of any audit of the books and records of Volcano it is shown that the payments to Paieon under this Agreement were less than the amount which should have been paid, then Volcano shall pay all amounts required in order to eliminate any discrepancy revealed by said audit within 30 days after Paieon’s demand for same. Such amounts shall bear interest at a rate of 10% per year from the date they were due until paid. In addition, if the underpayment is in excess of two and a half percent (2.5%) of the amount that should have been paid, then Volcano shall reimburse Paieon for the reasonable cost of such audit. Without derogating from the foregoing, if such underpayments are recurring and are in the aggregate more than $25,000, it shall be deemed a material breach of this Agreement by Volcano.
7. INTELLECTUAL PROPERTY.
     7.1 Ownership.
          7.1.1 Subject to the licenses granted to Volcano pursuant to Section 4.1, Paieon shall retain all right, title and interest in and to the Paieon Technology. Without derogating from the foregoing, Paieon shall retain all right, title and interest to the CardiOp-B, including any of its updates and Upgrades related thereto regardless of who developed same.
          7.1.2 Subject to the license granted to Paieon pursuant to Section 4.2, Volcano shall retain all right, title and interest in and to the Volcano Technology. Without derogating from the foregoing, Volcano shall retain all right, title and interest to the VIVUS, including any of its updates and Upgrades related thereto regardless of who developed same.
          7.1.3 The Parties shall jointly own all right, title and interest in and to the Interfaces developed hereunder. In accordance with Section 2.5.3, Paieon shall not use for itself,

Execution Copy
nor shall Paieon offer, license, transfer, sell and/or grant to third parties the right to use the [CONFIDENTIAL] between the CardiOp-B and the VIVUS. In accordance with Section 4.1.3, neither Volcano nor any of its Affiliates shall make any use of, nor grant any right to Third Parties to use, the Interfaces except for incorporating the VIVUS with the CardiOp-B.
     7.2 Inventions.
          7.2.1 Volcano shall solely own any Invention to the extent any Invention is useful to the operation of VIVUS as a standalone product, regardless of which Party made such Inventions.
          7.2.2 Paieon shall solely own any Invention to the extent any Invention is useful to the operation of CardiOp-B as a standalone product, regardless of which Party made such Inventions.
          7.2.3 Subject to Section 7.2.1 and Section 7.2.2, rights to any other Inventions useful to both the Volcano Technology and the Paieon Technology shall be owned jointly by the Parties, regardless of which Party made such other Inventions.
          7.2.4 To the extent ownership of Inventions is not assigned by any of Sections 7.2.1, 7.2.2 or 7.2.3: (A) Inventions first conceived or reduced to practice or determined to have utility solely by employees or consultants of Volcano shall be owned solely by Volcano, (B) Inventions first conceived or reduced to practice or determined to have utility solely by employees or consultants of Paieon shall be owned solely by Paieon, and (C) Inventions first conceived or reduced to practice or determined to have utility by employees and/or consultants of Volcano and by employees and/or consultants of Paieon, shall belong jointly to the Parties.
          7.2.5 Each Party shall have the right to exploit any Inventions it owns pursuant to Section 7.2.1 or Section 7.2.2 above and any Inventions it jointly owns pursuant to Section 7.2.3 and Section 7.2.4 above, without compensation, liability or other obligation (including without limitation accounting obligations) to the other Party provided that neither Party shall grant an exclusive license to such jointly owned Inventions, nor sell, transfer or assign its rights in such jointly owned Inventions (except for a sale, transfer or assignment in connection with a merger of such Party or sale of all or substantially all of its assets or shares) without the consent of the other Party.
     7.3 Patent Prosecution / Maintenance.
          7.3.1 Each Party agrees promptly to provide to the other Party a complete written disclosure of any Invention made by such Party. Paieon shall determine whether any Invention owned solely by Paieon is patentable, and if so, shall, in its sole discretion, determine whether or not to proceed with the preparation and prosecution of a patent application covering any such Invention. Volcano shall determine whether any Invention owned solely by Volcano is patentable, and if so, shall, in its sole discretion, determine whether or not to proceed with the preparation and prosecution of a patent application covering any such Invention. Each Party shall cooperate with the other Party and provide consultation and assistance as may be necessary in the preparation, prosecution, maintenance and enforcements of the other Party’s patents covering the other Party’s Inventions.
          7.3.2 The Parties shall discuss, in good faith, whether any Invention owned jointly by Paieon and Volcano is patentable, and if so, the sharing of costs and expenses of filing, prosecuting, enforcing and maintaining patents covering such Inventions owned jointly by the Parties in the Territory and each agrees to cooperate with the other to execute all lawful papers and instruments, to make all rightful oaths and declarations and to provide consultation and assistance as may be necessary in the preparation, prosecution, maintenance, and enforcement of

Execution Copy
all such patents. If either Party determines not to share such costs and expenses or to cease payment of same, it shall promptly and timely so notify the other Party. The other Party may at its option pursue such patent(s) covering a joint Invention at its own expense. The non-filing or abandoning Party shall assign all its rights to the joint Invention and any related application to the filing or continuing Party but shall retain for itself and its Affiliates and their respective licensees covenant-not-to-sue immunity under any patent that issues from such joint Invention so assigned.
     7.4 Infringement Action by Third Parties.
          7.4.1 Each Party shall promptly notify the other Party in writing upon becoming aware of any claim by a Third Party, whether raised directly or by way of counterclaim or affirmative defense, against Paieon and/or Volcano for alleged infringement of Third Party intellectual property rights through the use, reproduction, creation of derivative works of, execution, or display of the Product in the Territory.
          7.4.2 If such infringement claim relates to the Paieon Technology, then the defense and settlement of such suit shall be controlled by Paieon, at its sole cost and expense.
          7.4.3 If such infringement claim relates to the Volcano Technology, then the defense and settlement of such suit shall be controlled by Volcano, at its sole cost and expense.
          7.4.4 Unless otherwise covered by Sections 7.4.2 or 7.4.3, each Party shall be solely responsible to defend any such infringement suit, at its own expense, and shall be responsible for all damages incurred as a result thereof. Each Party hereby agrees to assist and cooperate with the other Party, at the defending Party’s reasonable request and expense, in the defense of any suit described in this Section 7.4.
8. CONFIDENTIALITY.
     8.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Term and thereafter, the receiving Party shall, and shall ensure that its respective Affiliates, End-Users, employees, officers, directors and representatives shall, keep completely confidential and not publish or otherwise disclose and not use for any purpose any information furnished to it or them by the other Party, or developed, under this Agreement, except to the extent that it can be established by the receiving Party by competent proof that such information: (i) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the other Party; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (iii) became generally available to the public or was otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or (iv) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the disclosing Party not to disclose such information to others (all such information to which none of the foregoing exceptions applies, “Confidential Information”).
     8.2 Exceptions to Obligation. The restrictions contained in Section 8.1 shall not apply to Confidential Information that: (i) is, to the extent reasonably required, submitted by Volcano to governmental authorities to facilitate the issuance of Regulatory Approvals for the Product, provided that reasonable measures shall be taken to assure confidential treatment of such information; (ii) is provided by Volcano to Third Parties under confidentiality provisions at least as stringent as those in this Agreement, for consulting, external testing, or marketing trials and to End-Users; or (iii) is otherwise required to be disclosed in compliance with applicable laws or regulations or order by a court or other regulatory body having competent jurisdiction; provided that if a Party is required to make any such disclosure of the other Party’s Confidential

Execution Copy
Information such Party will, except where impracticable for necessary disclosures (for example, to physicians conducting studies or to health authorities), give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will cooperate with the other Party’s efforts to secure confidential treatment of such Confidential Information required to be disclosed.
     8.3 Limitations on Use. Each Party shall limit the use, and cause each of its Affiliates and, in the case of Volcano, the End-Users, to limit the use, of any Confidential Information obtained by such Party from the other Party, or its Affiliates, pursuant to this Agreement or otherwise, so that such use is solely in connection with the activities or transactions contemplated hereby.
     8.4 Superseded CDA. All Paieon Confidential Information previously disclosed to Volcano on the one hand, or Volcano Confidential Information previously disclosed to Paieon, on the other hand, pursuant to that certain Mutual Non-Disclosure Agreement dated as of May 27, 2005 by and between Paieon and Volcano (the “CDA”) shall be governed by this Section 8 and not by such previous agreement, and this Agreement shall supersede such CDA.
     8.5 Remedies. Each Party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to seek an injunction, without the posting of any bond or other security, enjoining or restraining the other Party, its Affiliates and/or the End-Users from any violation or threatened violation of this Section 8.
9. INDEMNIFICATION; INSURANCE
     9.1 Indemnification by Paieon. Paieon shall indemnify, defend and hold harmless Volcano, its Affiliates and their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals) arising out of or in connection with any Third Party claims, demands, causes of action and suits of whatsoever kind or nature (collectively “Claims”) based on:
          9.1.1 negligence, recklessness or wrongful intentional acts or omissions of Paieon, its Affiliates or their respective directors, officers, employees and agents, in connection with Paieon’s performance of its obligations under the Development Program and this Agreement; or
          9.1.2 any alleged breach of any representation, warranty, covenant or agreement of Paieon contained in this Agreement; or
          9.1.3 any alleged personal injury (including death) or property damage relating to or arising out of the use, distribution or granting licenses to End-Users by Volcano to the Interfaces and CardiOp-B, due to any negligence, recklessness or wrongful intentional acts or omissions by, or strict liability of, Paieon or its Affiliates, or their respective directors, officers, employees and agents in the design or development of the Interfaces and CardiOp-B; except, in each case, to the comparative extent such claim arose out of or resulted from the negligence, recklessness or wrongful intentional acts or omissions or strict liability of Volcano, its Affiliates or their respective directors, officers, employees and agents, or if Volcano is otherwise responsible therefor pursuant to Section 9.2.
          9.1.4 allegations: (A) that the use of the Paieon Technology infringes any patent, copyright, trade mark, trade secret or other proprietary right of any Third Party, or (B) of misappropriation of a Third Party’s trade secrets.

Execution Copy
     9.2 Indemnification by Volcano. Volcano shall indemnify, defend and hold harmless Paieon, its Affiliates and their respective directors, officers, employees and agents, from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals) arising out of or in connection with any Claims based on:
          9.2.1 negligence, recklessness or wrongful intentional acts or omissions of Volcano, its Affiliates or their respective directors, officers, employees and agents, in connection with Volcano’s performance of its obligations under this Agreement; or
          9.2.2 any alleged breach of any representation, warranty, covenant or agreement of Volcano contained in this Agreement; or
          9.2.3 any alleged personal injury (including death) or property damage relating to or arising out of the use, manufacture, distribution, licensing or sale of the Product by Volcano to any End-User due to any negligence, recklessness or wrongful intentional acts or omissions by, or strict liability of, Volcano, its Affiliates, or their respective directors, officers, employees and agents; except, in each case, to the comparative extent such claim arose out of or resulted from the negligence, recklessness or wrongful intentional acts or omissions or strict liability of Paieon, its Affiliates, or their respective directors, officers, employees and agents, or if Paieon is otherwise responsible therefor pursuant to Section 9.1; or
          9.2.4 allegations: (A) that the use of the Volcano Technology infringes any patent, copyright, trade mark, trade secret or other proprietary right of any Third Party, or (B) of misappropriation of a Third Party’s trade secrets.
     9.3 Procedures for Indemnification. In the event that any Person (an “Indemnified Party”) entitled to indemnification under Section 9.1 or Section 9.2 is seeking such indemnification with respect to a Claim, such Indemnified Party shall promptly notify the indemnifying Party (the “Indemnitor”) in writing of such Claim in reasonable detail; provided, however, that failure to give such notification shall not affect the indemnification to be provided hereunder except to the extent the Indemnitor shall have been actually prejudiced as a result of such failure (except that the Indemnitor shall not be liable for any expenses incurred during the period in which the Indemnified Party failed to give such notice). The Indemnitor shall manage and control, at its sole expense, the defense of the Claim and its settlement, subject to the provisions of this Section 9.3. The Indemnified Party shall provide the Indemnitor, at the Indemnitor’s cost, with reasonable assistance and relevant information to support the defense of any such claim. The Indemnitor shall not accept any settlement which imposes liability not covered by this indemnification or imposes any obligation on, or otherwise adversely affects, or does not include an unconditional release from liability of the Indemnified Party or other Party without the prior written consent of the Indemnified Party or other Party, as applicable. Nothing contained in this Section 9.3 shall oblige the Indemnified Party to take any action or steps in its own name in defending any claim, action or proceedings; however, the Indemnified Party, at its option and expense, may review and comment on the defense of any claim through its own counsel; provided however that if: (i) the Indemnitor and the Indemnified Party shall have mutually agreed to the retention of such counsel; (ii) the Indemnified Party shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnitor; or (iii) the named parties to any such proceeding (including the impleaded parties) include both the Indemnitor and the Indemnified Party, and representation of both parties by the same counsel would be inappropriate in the opinion of the Indemnitor’s counsel due to actual or potential differing interests between them; then, in any such case, one firm of attorneys separate from the Indemnitor’s counsel may be retained by the Indemnified Party to represent the Indemnified Parties at the Indemnitor’s expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnitor in connection with any Claim and the defense or compromise thereof. Such cooperation shall include the retention and (upon the Indemnifying Party’s request) the provision to the Indemnitor

Execution Copy
of records and information reasonably relevant to the Claim, making employees available on a mutually convenient basis to provide additional information, and explanation of any material provided under this Agreement.
     9.4 Infringement Indemnification. If a Claim as described in Section 9.1.4 is brought, or Paieon in good faith determines such a claim is likely, Paieon shall, in addition to its obligations under Section 9.1, notify Volcano and may either: (i) procure for Volcano the right to continue exercising its rights under the licenses granted by this Agreement; (ii) modify the Interfaces or CardiOp-B so that there will no longer be an infringement; or (iii) in the event subclauses (i) and (ii) are not commercially reasonable, terminate all use of the CardiOp-B and/or the Interfaces by Volcano and its End-Users (including the licenses granted by this Agreement) and refund to Volcano the license fees paid to Paieon hereunder at the price paid therefore as reduced using a five-year straight-line amortization schedule from the date of the End-User’s acquisition of the Product.
     9.5 Insurance. Each Party shall maintain, at its sole cost and expense, adequate insurance against liability and other risks associated with its activities contemplated by this Agreement, in such amounts and on such terms as are customary in the industry for the activities to be conducted by it under this Agreement. Alternatively, each Party shall have the right to satisfy the obligation under this Section 9.5 through a reasonable program of self-insurance. Each Party shall furnish to the other Party evidence of such insurance, upon request, such right to be exercised in a reasonable manner.
     9.6 Limitation of Liability.
          9.6.1 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES THAT EXCEED THE SUM OF $50,000 PER INCIDENT AND AN AGGREGATE OF $400,000 IN TOTAL; EXCEPT THAT, THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO DAMAGES RESULTING FROM A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER.
          9.6.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR ANY INDIRECT DAMAGES SUCH AS, BUT NOT LIMITED TO, DAMAGES RESULTING FROM EQUIPMENT DOWNTIME OR LOSS OF DATA, LOST PROFITS OR REVENUE OR EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF ANY CLAIM, WHETHER OR NOT FORESEEABLE AND EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; EXCEPT THAT, THE FOREGOING LIMITATION OF LIABILITY SHALL NOT APPLY TO DAMAGES RESULTING FROM A PARTY’S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS HEREUNDER.
          9.6.3 NOTHING IN THIS SECTION 9.6 IS INTENDED TO LIMIT OR RESTRICT EITHER PARTY’S OBLIGATIONS UNDER THIS AGREEMENT TO THE EXTENT OF ANY LIABILITIES, DAMAGES, OR LOSSES AWARDED TO THIRD PARTIES.
10. TERM AND TERMINATION.
     10.1 Term. This Agreement shall become effective as of the date of this Agreement first written above and shall continue in effect for six years unless earlier terminated pursuant to the other provisions of this Section 10 (the “Term”). Following the fifth anniversary of the date of this Agreement, each of the Parties shall have the right to initiate discussions, which shall be held in good faith, regarding a possible extension of the Term on commercially reasonable terms. In the event no such extension is agreed upon prior thereto, this Agreement shall terminate on the

Execution Copy
sixth anniversary of the date of this Agreement, unless earlier terminated pursuant to the other provisions hereof this Section 10.
     10.2 Termination for Cause. Either Party (the “Non-breaching Party”) may, without prejudice to any other remedies available to it at law or in equity, terminate this Agreement in the event the other Party (the “Breaching Party”) shall have materially breached or defaulted in the performance of any of its material obligations hereunder, and such default shall have continued for 60 days after written notice thereof was provided to the Breaching Party by the Non-breaching Party (or, if such default (other than default in payment) cannot be cured within such 60-day period, if the Breaching Party does not commence and diligently continue good faith efforts to cure such default during such 60-day period and thereafter). Any such termination shall become effective automatically at the end of such 60-day period unless the Breaching Party has cured any such breach or default prior to the expiration of such 60-day period (or, if such default (other than default in payment) cannot be cured within such 60-day period, if the Breaching Party has not commenced or diligently continued good faith efforts to cure such default). The right of either Party to terminate this Agreement as provided in this Section 10.2 shall not be affected in any way by such Party’s waiver or failure to take action with respect to any previous default.
     10.3 Termination by Volcano. Volcano may, upon written notice to Paieon, terminate:
          10.3.1 this Agreement with respect to the VIVUS, in the event that Paieon fails to meet the target delivery dates set forth in the table in Section 3.4.2, without further liability of either Party and all subject to the terms of Section 3.6.3 above; or
          10.3.2 this Agreement with respect to the S5 Project, in the event that Paieon fails to meet the target delivery dates set forth in the table in Section 3.9.2, or the Deliverables with respect to the S5 Project fail to meet the Acceptance Criteria established for same in accordance with Section 3.5, or the development activities fail to meet the requirements set forth on Exhibit 3.9, as updated by the Parties in writing, without further liability of either Party and all subject to the terms of Section 3.6.3 above.
     10.4 Termination by Mutual Agreement. Volcano and Paieon may agree mutually in writing to terminate this Agreement at any time.
     10.5 Termination for Insolvency.
          10.5.1 Either Party may terminate this Agreement, in whole or in part, as the terminating Party may determine, by written notice to the other Party in the event that such other Party shall: (A) have become insolvent or bankrupt, (B) have made an assignment for the benefit of its creditors, (C) have been appointed a trustee or receiver of such Party for all or a substantial part of its property, and not dismissed within 90 days, or (D) have any case or proceeding commenced or other action taken by or against such Party (as to which, if involuntarily commenced against such Party, such Party not being able to obtain dismissal within 90 days after commencement thereof) in bankruptcy or seeking reorganization, liquidation, dissolution, winding-up, arrangement, composition or readjustment of its debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or applicable law now or hereafter in effect.
          10.5.2 All rights and licenses granted under or pursuant to any section of this Agreement are and shall otherwise be deemed to be for purposes of Section 365(n) of Title 11, United States Code (the “Bankruptcy Code”) licenses of rights to “intellectual property” as defined in Section 101(56) of the Bankruptcy Code. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. Upon the bankruptcy of any Party, the non-bankrupt Party shall further be entitled to a complete duplicate

Execution Copy
of, or complete access to, any such intellectual property, and such, if not already in its possession, shall be promptly delivered to the non-bankrupt Party, unless the bankrupt Party elects to continue, and continues, to perform all of its obligations under this Agreement.
     10.6 Effect of Termination; Expiration. Expiration or termination of this Agreement for any reason shall not affect the validity of any End-User License validly granted prior to such termination or expiration.
     10.7 Accrued Rights; Surviving Obligations.
          10.7.1 Termination or relinquishment of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of either Party prior to such termination or relinquishment. Such termination or relinquishment shall not relieve either Party from any obligations which are expressly indicated to survive termination of this Agreement.
          10.7.2 All of the Parties’ rights and obligations under, and/or the provisions contained in, Sections 2.5.3, 4.1.3, 5.1, 5.4, 6.1 through 6.6 inclusive, 7, 8, 9, 10.5, 10.6, 10.7, 12, 13, 15 and 16 shall survive termination or relinquishment of this Agreement.
11. FORCE MAJEURE.
     Any delay in the performance of any of the duties or obligations of either Party hereto shall not be considered a breach of this Agreement, and the time required for performance shall be extended for a period equal to the period of such delay, if such delay has been caused by, or is the result of, acts of God; acts of public enemy; insurrections; riots; civil uprising; war; injunctions; embargoes; labor disputes, including strikes, lockouts, job actions, or boycotts; fires; explosions; earthquakes; floods; shortages of energy; governmental prohibition or restriction; or other unforeseeable causes beyond the reasonable control and without the fault or negligence of the Party so affected. The Party so affected shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall be excused from the performance, or the punctual performance, of such obligations, as the case may be, from the date of such notice, up to a maximum of 90 days, after which time (or such earlier time if it is readily apparent to the Party not affected by the event of force majeure that such event will exceed 90 days in duration) the Party not affected, may terminate this Agreement. To the extent possible, each Party shall use reasonable efforts to minimize the duration of any force majeure.
12. DISPUTE RESOLUTION.
     12.1 Referral to Executive Officers. The Parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to a Party’s rights and/or obligations hereunder. If the Parties cannot resolve any such dispute within 30 days after written notice of a dispute from one Party to the other, either Party may, by notice to another, have such dispute referred to the Chief Executive Officer of Volcano or such other person holding a similar position designated by Volcano from time to time, and the Chief Executive Officer of Paieon, or such other person holding a similar position designated by Paieon from time to time (collectively, the “Executive Officers”). The Executive Officers shall meet promptly to negotiate in good faith the matter referred and to determine a resolution. During such period of negotiations, any applicable time periods under this Agreement shall be tolled. If the Executive Officers are unable to determine a resolution in a timely manner, which shall in no case be more than 30 days after the matter was referred to them, the matter shall be resolved through arbitration in accordance with the provisions set forth in Section 12.2, upon notice by either Party to the other specifically requesting such arbitration.

Execution Copy
     12.2 Arbitration. Any dispute arising out of or relating to any provisions of this Agreement shall be finally settled by arbitration to be held in the City of New York, New York, U.S.A. under the auspices and then current Commercial Arbitration Rules of the American Arbitration Association (the “AAA”). The arbitration shall be conducted by one arbitrator who is knowledgeable in the subject matter which is at issue in the dispute and who is selected by mutual agreement of the Parties or, failing such agreement, shall be selected according to the AAA rules. The Parties shall have such discovery rights as the arbitrator may allow, but in no event broader than that discovery permitted under the Federal Rules of Civil Procedure. In conducting the arbitration, the arbitrator(s) shall apply the New York Rules of Evidence and shall be able to decree any and all relief of an equitable nature, including but not limited to such relief as a temporary restraining order, a preliminary injunction, a permanent injunction, or replevin of property, as well as specific performance. The arbitrator(s) shall also be able to award direct damages but shall not award any other form of damages (e.g., consequential, punitive or exemplary damages). The reasonable fees and expenses of the arbitrator(s), along with the reasonable legal fees and expenses of the Parties (including all expert witness fees and expenses), the fees and expenses of a court reporter, and any expenses for a hearing room, shall be paid as follows: (i) if the arbitrator(s) rule in favor of one Party on all disputed issues in the arbitration, the losing Party shall pay 100 percent (100%) of such fees and expenses; if the arbitrator(s) rule in favor of one Party on some issues and the other Party on other issues, the arbitrator(s) shall issue with the rulings a written determination as to how such fees and expenses shall be allocated between the Parties. The decision of the arbitrator(s) shall be final and may be entered, sued on or enforced by the Party in whose favor it runs in any court of competent jurisdiction at the option of such Party. Whether a claim, dispute or other matter in question would be barred by the applicable statute of limitations, which statute of limitations also shall apply to any claim or disputes subject to arbitration under this Section 12.2, shall be determined by binding arbitration pursuant to this Section 12.2.
     12.3 Reserved Rights. Nothing in this Section 12 shall prevent any Party from seeking injunctive relief in any appropriate court in connection with or relating to such Party’s Know-How or Patent Rights.
13. NOTICE.
     Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

(i)	If to Volcano, to:	Volcano Corporation
2870 Kilgore Road
Rancho Cordova, CA 95670
Attention: Mr. John Dahldorf, CFO
Facsimile: 916-638-8812
Telephone: 800-228-4728

	With a copy to:	Reed Smith LLP
1901 Avenue of the Stars; Suite 700
Los Angeles, CA 90067-6078
Attention: Michael Sanders, Esq.
Facsimile No.: 310-734-5299
Telephone No.: 310-734-5200

Execution Copy

(ii)	If to Paieon, to:	Paieon, Inc.
747 Third Avenue
New York, NY 10017-2803
Attention: Omer Barlev
Facsimile: 866-302-9670
Telephone: 800-930-4026

	With a copy to:	Paieon Medical Ltd.
23 Ha’Melacha St.
Rosh Ha’Ayen
Israel
Attention: Moshe Klaiman
Facsimile: 972-3-901-2324
Telephone: 972-3-915-0000
or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by facsimile or by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was transmitted (if by fax) or was deposited with such service (if by courier). If sent by certified mail, the date of delivery shall be deemed to be the third business day after such notice or request was deposited with the U.S. Postal Service.
14. BOOKS AND RECORDS.
     Any books and records to be maintained under this Agreement by a Party or its Affiliates shall be maintained in accordance with U.S. generally accepted accounting principles, consistently applied, except that the same need not be audited.
15. GOVERNING LAW.
     The construction, validity, performance, and enforcement of this Agreement shall be governed by the laws of State of New York, U.S.A. without giving effect to the principles of conflicts of law thereof.
16. MISCELLANEOUS.
     16.1 Future Development Projects. Paieon and Volcano acknowledge and agree that it is the intent of both Parties to enter into additional agreement(s) with respect to developing further software functionalities (fusion and guidance, for example) and allow operation with other systems, as set forth on Exhibit 16.1. Any such additional development work shall be performed pursuant to a separate agreement, to be negotiated in good faith by the Parties, at agreed rates and subject to budgets to be established by the Parties at that time.
     16.2 Relationship of Parties. Nothing herein shall be construed to create any relationship of employer and employee, agent and principal, partnership or joint venture between the Parties. Each Party is an independent contractor. Neither Party shall assume, either directly or indirectly, any liability of or for the other Party. Neither Party shall have the authority to bind or obligate the other Party and neither Party shall represent that it has such authority.
     16.3 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

Execution Copy
     16.4 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER, AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND ANY RELATED INSTRUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 16.4.
     16.5 Public Announcements. Neither Party shall issue any press release or other publicity materials, or make any presentation with respect to the existence of this Agreement or the terms and conditions hereof without the prior written consent of the other Party, which consent shall not be unreasonably withheld. This restriction shall not apply to disclosures in connection with due diligence requests by potential investors, lenders, joint ventures or partners, or to disclosures required by law or regulation, including as may be required in connection with any filings made with the Securities and Exchange Commission, other similar securities authority in other jurisdictions, or any stock exchange on which the securities of a Party or an Affiliate are presently or at any time in the future listed and/or traded or in respect of which an application for listing or trading has been filed, or by applicable law, rule or regulation or any listing or trading agreement concerning a Party’s or its Affiliates’ securities.
     16.6 Construction of Agreement. The terms and provisions of this Agreement represent the results of negotiations between the Parties and their representatives, each of which has been represented by counsel of its own choosing, and neither of which has acted under duress or compulsion, whether legal, economic or otherwise. Accordingly, the terms and provisions of this Agreement shall be interpreted and construed in accordance with their usual and customary meanings, and each of the Parties hereto hereby waives the application in connection with the interpretation and construction of this Agreement of any rule of law to the effect that ambiguous or conflicting terms or provisions contained in this Agreement shall be interpreted or construed against the Party whose attorney prepared the executed draft or any earlier draft of this Agreement.
     16.7 Compliance with Laws. Each Party acknowledges that the laws and regulations of the United States restrict the export and re-export of certain commodities and technical data of United States origin. Each Party agrees that it will not export or re-export any restricted commodities or any restricted technical data of the other Party in any form without any necessary United States and foreign government licenses.
     16.8 Waiver. Neither Party may waive or release any of its rights or interests in this Agreement except in writing. The failure of either Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition. No waiver by either Party of any condition or term in any one or more instances shall be construed as a continuing waiver of such condition or term or of another condition or term.
     16.9 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any jurisdiction, the Parties shall negotiate in good faith a valid, legal and enforceable substitute provision that most nearly reflects the original intent of the Parties and all other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in order to carry out the intentions of the Parties hereto as nearly as may be

Execution Copy
possible. Such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of such provision in any other jurisdiction.
     16.10 Assignment. This Agreement shall not be assignable by either Party without the written consent of the other Party. Notwithstanding the foregoing either Party may assign this Agreement, without the written consent of the other Party, to an Affiliate or to any acquirer of all or substantially all of its assets or shares, successor or surviving corporation in a merger or other reorganization. No assignment or transfer shall be valid and effective unless and until the assignee/transferee shall agree in writing to be bound by the provisions of this Agreement.
     16.11 Use of Name. Except as otherwise provided herein, no Party shall have any right, express or implied, to use in any manner the name or other designation of the other Parties or any other trade name, trademark (including, for the avoidance of doubt, the Trademarks) or logos of the other Parties for any purpose in connection with the performance of this Agreement.
     16.12 Entire Agreement. This Agreement, including the schedules and exhibits hereto, set forth all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto and supersede and terminate all prior agreements and understanding between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties hereto unless reduced to writing and signed by the respective authorized officers of the Parties.
     16.13 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.
     16.14 Descriptive Headings. Headings used herein are for convenience only and shall not in any way affect the construction of or be taken into consideration in interpreting this Agreement.
     16.15 Counterparts. This Agreement may be signed in counterparts, each and every one of which shall be deemed an original, notwithstanding variations in format or file designation which may result from the electronic transmission, storage and printing of copies of this Agreement from separate computers or printers. Facsimile signatures shall be treated as original signatures.
*-*-*-*
[The remainder of this Page intentionally left Blank]

Execution Copy
In Witness Whereof, the Parties hereto have caused this Agreement to be executed by their duly authorized representative as of the Effective Date.

Volcano Corporation		Paieon, Inc.

By:	/s/ Scott Huennekens	By:	/s/ Omer Barlev

	Scott Huennekens, President and Chief Executive Officer		Omer Barlev, Chief Executive Officer

Exhibit 10.32
ANNEX A
Development Plan for VIVUS

	Task	Schedule	Product/Deliverables
1	Functional Specifications	No later than 31-Jan-06	Signed functional Specification Document
2	Interface Requirements	No later than 31-Jan-06	Signed Interface Requirements Specifications
3	First Delivery of the Interfaces and CardiOp-B (Interim Release)	No later than 3-March-06	* Version Description Document * Version of the Interfaces and CardiOp-B
4	Delivery of the fully functional Interfaces and CardiOp-B	No later than 15-April-06	* Acceptance Test Documents * Version Description Document * Version of the Interfaces and CardiOp-B

Functional Specifications are attached

Execution Copy
ANNEX B
Form of Volcano End-User License Agreement
END USER LICENSE AGREEMENT FOR VOLCANO CORPORATION SOFTWARE
IMPORTANT: READ CAREFULLY – The software files and components defined below as the “Software” and the electronic and hardcopy documentation defined below as “Documentation” are subject to the terms and conditions set forth below (the “Agreement”). BY INSTALLING, COPYING OR OTHERWISE USING THE SOFTWARE OR THE DOCUMENTATION, YOU AGREE TO BE BOUND BY THE TERMS AND CONDITIONS OF THIS AGREEMENT. IF YOU DO NOT AGREE TO THESE TERMS AND CONDITIONS, DO NOT INSTALL, COPY OR USE THE SOFTWARE OR THE DOCUMENTATION.
Volcano Corporation (“Licensor”) is granting to you, as the licensee under this Agreement (“Licensee”) the following rights, subject to the terms and conditions set forth in this Agreement.
1. Definitions. For purposes of this Agreement:
     (a) “Documentation” means Licensor’s (and its licensor’s) published user, technical and training documentation for the Software and the Product.
     (b) “Product” means the product manufactured and/or distributed by Licensor identified in the Purchase Document, for which Licensor has approved the use of the Software.
     (c) “Product Location” means the facility and address at which the Product is located and at which Licensee provides services using the Product with the Software, as identified in the Purchase Document. Subject to any and all applicable regulatory requirements, Licensee may move the Product and designate a new Product Location by giving written notice to Licensor in the manner set forth herein.
     (d) “Purchase Document” means Licensor’s purchase acknowledgment document or other document in which Licensor and Licensee acknowledge Licensee’s purchase of the Product and license of the Software.
     (e) “Software” means the object code version of the Licensor’s (including its licensor’s) software identified in the Purchase Document.
     (f) “Term” shall have the meaning given in Section 9(a).
2. License.
     (a) License Grant. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Licensee a nonexclusive license and the right during the Term to use the Software as provided to Licensee as part of the Product (and as modified by Licensor or its authorized designee from time to time) for Licensee’s internal business purposes only in connection with the Licensee’s use and operation of the Product at the Product Location and only for purposes that have received FDA or other applicable regulatory approval. As part of this license, Licensee may authorize its employees and agents who have received appropriate training on the use of the Product and the Software to use the Software with the Product at the Product Location. In connection with Licensee’s use of the Software and solely for the purpose of supporting Licensee’s use of the Software for its intended purpose under the license in this Section 2(a), Licensee may use, and may make a reasonable number of copies of, the Documentation for internal educational, reference and training purposes.

Execution Copy
     (b) License Restrictions. Licensee may not remove the Software from the Product or copy the Software in any manner. Licensee may not use any product other than the Product to execute the Software code or use the Software in any other manner. Licensee may not use the Software for any purpose other than a purpose that has received FDA or other applicable regulatory approval. Licensee may not make the Software available for use over a network. Licensee may not modify, customize, rent, lease, or sublicense the Software, or use the Software for service bureau purposes. Licensee may not reverse engineer, decompile or disassemble the Software or otherwise attempt to reconstruct or discover any element of the Software that is not obvious from its ordinary use as part of the Product. Licensee may not distribute the Documentation to third parties or use the Documentation for any purpose other than the internal-use purposes specified in Section 2(a).
3. License Fees. Licensee shall pay when due any and all license fees specified in the Purchase Document.
4. Limited Warranty and Disclaimer. Licensor warrants that the media on which the Software is provided will be free from defects in materials and workmanship for a period of ninety (90) days after the date of its delivery to Licensee. LICENSEE ASSUMES FULL RESPONSIBILITY FOR THE SELECTION OF THE SOFTWARE TO ACHIEVE ITS INTENDED PURPOSES AND FOR VERIFYING THE RESULTS OBTAINED FROM USE OF THE SOFTWARE. LICENSOR DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET LICENSEE’S REQUIREMENTS, THAT THE SOFTWARE IS FIT FOR ANY PARTICULAR USE OR PURPOSE, OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED, OR ERROR OR BUG-FREE. EXCEPT FOR THE LIMITED WARRANTIES IN THIS SECTION 4, THE SOFTWARE IS PROVIDED “AS IS” WITHOUT WARRANTY OF ANY KIND INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT. Some states or jurisdictions do not allow the exclusion of implied warranties or limitations on how long an implied warranty may last, so the above limitations may not apply to Licensee. To the extent permissible, any implied warranties are limited to ninety (90) days. This warranty provides Licensee with specific legal rights. Licensee may have other rights which vary from state to state or jurisdiction to jurisdiction.
5. Limitation of Liability. LICENSEE UNDERSTANDS AND ACKNOWLEDGES THAT THE SOFTWARE IS A DIAGNOSTIC TOOL THAT PROVIDES ENHANCED TREATMENT OF ULTRASOUND IMAGES AND THAT THE USE OF THE SOFTWARE AND THE PRODUCT IS SUBJECT TO GOVERNMENTAL REGULATION. USE OF THE SOFTWARE AND THE PRODUCT DOES NOT CONSTITUTE A RECOMMENDATION REGARDING ANY PARTICULAR COURSE OF TREATMENT. LICENSEE REPRESENTS AND WARRANTS THAT IT IS FAMILIAR WITH THE APPLICABLE REGULATORY APPROVALS AND LIMITATIONS OF THE SOFTWARE AND THE PRODUCT. IN NO EVENT SHALL LICENSOR (OR ITS LICENSORS) BE LIABLE UNDER ANY THEORY FOR TREATMENT DECISIONS MADE USING THE PRODUCT OR THE SOFTWARE OR ANY USE OF THE SOFTWARE OR THE PRODUCT THAT IS OUTSIDE OF THE SCOPE OF THEIR APPROVED REGULATORY USE. FURTHER, IN NO EVENT SHALL LICENSOR (OR ITS LICENSORS) BE LIABLE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL OR EXEMPLARY DAMAGES OF ANY NATURE INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF: BUSINESS PROFITS, BUSINESS INTERRUPTION, BUSINESS INFORMATION OR DATA STORAGE, GOODWILL, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, ARISING OUT OF THE USE OR INABILITY TO USE THE SOFTWARE, EVEN IF LICENSOR (OR ITS LICENSORS) HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Some jurisdictions do not allow the exclusion or limitation of consequential damages in

Execution Copy
some circumstances, so the above limitation or exclusion may not apply to Licensee. In no event shall damages exceed the amount paid by Licensee for the Software.
6. Ownership. Licensee acknowledges that Licensor or its licensors own the Software (including all intellectual property rights contained therein) and that Licensee is not obtaining any ownership rights in the Software hereby. Licensee further acknowledges that (a) the Software is protected by copyright laws, (b) some elements are protected by laws governing trademarks, trade dress and trade secrets, and (c) the Software may also be protected by patent laws. Licensee agrees that it will, in addition to complying with the terms of this License, comply with all restrictions on the use of the Software imposed by the laws described above.
7. Keys and Access. Licensee acknowledges that the Software may contain disabling codes that prevent use of the Software during any period in which Licensee has not paid the License Fee. Subject to Licensee’s obligation to pay the applicable License Fee when due, Licensor will provide to Licensee those Software keys which are reasonably necessary to permit Licensee to gain access to the Software. Licensee shall not disclose the Software keys to any third party.
8. Support and Maintenance. This Agreement does not provide for support or maintenance services for the Software and does not obligate Licensor to update or upgrade the Software or to provide Licensee with any updates or upgrades to the Software that Licensor may create from time to time. Any such services shall be at Licensor’s sole discretion unless Licensor and Licensee enter into a separate agreement for the support and maintenance of the Software.
9. Term and Termination.
     (a) Term. This Agreement shall commence upon the date of the Purchase Document and will remain in effect [until terminated as set forth herein – OR – for a period of 12 months, expiring on the 1 year anniversary of the date of the Purchase Document, unless earlier terminated as set forth in this Section 9].
     (b) Termination. Licensor may terminate this Agreement upon written notice to Licensee if Licensee breaches any of its provisions. Licensee may terminate this Agreement by providing Licensor with written notice and discontinuing its use of the Software. Licensee’s termination of this Agreement shall not relieve Licensee of its obligation to pay the License Fee. This Agreement shall terminate automatically and without action or notice by either party if Licensee discontinues its use of the Product.
     (c) Consequences of Termination. Upon termination of this Agreement, Licensee shall immediately discontinue using the Software and Documentation, remove the Software and any electronic copies of the Documentation from all Licensee’s systems, and, at Licensor’s election, either destroy or return to Licensor all copies of the Software and the Documentation.
10. Dispute Resolution.
     (a) Informal Resolution. The parties recognize that disputes as to certain matters may from time to time arise during the Term which relate to either party’s rights and/or obligations hereunder. At the written request of a party, each party shall appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The parties intend that these negotiations be conducted by nonlawyer, business representatives. The discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as

Execution Copy
confidential information developed for purposes of settlement, shall be exempt from discovery and production, and shall not be admissible in any arbitration described below or in any lawsuit without the concurrence of all parties. Documents identified in, or provided with such, communications which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise admissible, be admitted in evidence in the arbitration or lawsuit.
     (b) Arbitration. Except in the case of a suit, action or proceeding to compel either party to comply with the dispute resolution procedures set forth in this Section 10, if the representatives are unable to determine a resolution in a timely manner, which shall in no case be more than sixty (60) days of the initial written request, the dispute shall be submitted to binding arbitration under the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (the “AAA”) conducted at the AAA’s offices in San Francisco, California, presided over by a single arbitrator selected by the parties, or if the parties are unable to agree, selected pursuant to the Rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this Section. Each party may submit in writing to a party, and that party shall so respond, to a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents and requests for admission. Each party is also entitled to take the oral deposition of up to two (2) individuals of another party. Additional discovery may be permitted upon mutual agreement of the parties. The arbitration hearing shall be commenced within sixty (60) days of the demand for arbitration and the arbitrator shall control the scheduling so as to process the matter expeditiously. Any award rendered by the arbitrator shall be final and binding upon the parties. Judgment upon any award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.
     (c) Equitable Remedies. Notwithstanding the provision of this Section 10 and any other provisions contained in this Agreement, Licensor may, in its sole discretion bring claims at law or in equity in law to the courts of any jurisdiction in matters of confidentiality and industrial property rights (including patents, copyright, trademarks, trade names, industrial secrets).
     (d) Costs. Each party shall bear its own cost of these procedures. A party seeking discovery shall reimburse the responding party the cost of production of documents (to include search time and reproduction time costs). The parties shall equally share the fees of the arbitration and the arbitrator. The arbitrator may award attorneys’ fees to the prevailing party as set forth in Section 12(g).
11. Indemnities.
     (a) Licensor Indemnity.
          (i) Infringement. Licensor shall defend or settle, at its own expense, any action against Licensee based upon a claim that the Software infringes any United States patent, copyright, or trademark, and will pay such damages or costs as are finally awarded against Licensee attributable to such claim, provided that Licensee (1) notifies Licensor promptly in writing of any such action, (2) gives Licensor sole control of the defense and/or settlement of such action, and (3) gives Licensor all reasonable information and assistance (at Licensor’s expense excluding time spent by Licensee’s employees).
          (ii) Infringement Remedy. Should the Software become, or in the opinion of Licensor be likely to become, the subject of such an infringement claim, Licensor may, in its sole discretion, (1) procure for Licensee the right to use the Software free of any liability, (2) replace or modify, in whole or in part, the Software to make it non-infringing while still conforming to the published specifications, or, if (1) and (2) are commercially impracticable, (3) remove Software, or part thereof, and

Execution Copy
refund any fees paid therefor, as reduced using a five-year straight-line amortization schedule from the date of the Purchase Document.
          (iii) Limitations. Licensor assumes no liability hereunder for (1) any method or process in which the Software may be used or the manner in which Licensee uses, promotes, advertises, or sells the Software, (2) any compliance with Licensee’s specifications requiring deviation from the standard specifications for the Software, (3) use of other than a current unaltered release of the Software, or (4) the combination, operation or use of the Software with non-Licensor programs or data other than as expressly required or specified in Licensor’s published specifications, if such infringement would have been avoided by the combination, operation or use of the Software with other programs or data. THIS SECTION SETS FORTH LICENSOR’S AND ITS LICENSORS’ ENTIRE LIABILITY AND OBLIGATION AND CUSTOMER’S SOLE REMEDY FOR ANY CLAIM OF INFRINGEMENT OF PATENT, COPYRIGHT, TRADEMARK, OR OTHER INTELLECTUAL PROPERTY RIGHTS.
     (b) Licensee’s Indemnity. Licensee will defend, indemnify and hold Licensor and its licensors harmless from and against any and all claims and damages and expenses (including attorneys’ fees) arising from or relating to Licensee’s use of the Software except for those claims, damages or expenses, if any, for which Licensor would have an indemnification obligation under Section 11a, provided that Licensor (1) notifies Licensee promptly in writing of any such action, (2) gives Licensee sole control of the defense and/or settlement of such action and (3) gives Licensee all reasonable information and assistance (at Licensee’s expense excluding time spent by Licensor’s employees).
12. Miscellaneous.
     (a) Entire Agreement. This is the entire agreement between Licensor and Licensee regarding the licensing and use of Software and the Documentation and it may be amended only by a writing executed by Licensee and Licensor.
     (b) Assignment. Licensee may not assign this Agreement or its rights in the Software or the Documentation in whole or in part to any third party without Licensor’s prior written consent and any attempt to do so is void.
     (c) Severability. If any provision of this Agreement is found to be unenforceable or invalid, the balance of this Agreement shall remain enforceable according to its terms.
     (d) No Implied Waivers. The failure of either party at any time to require performance by the other party of any provision hereof shall not affect in any way the right to require such performance at any time thereafter. Nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of any subsequent breach of the same provision or any other provision.
     (e) Governing Law. This Agreement shall be governed by the laws of the State of California and the United States as applied to agreements entered into and fully performed in California by residents thereof. The United Nations Convention on Contracts for the International Sale of Goods is expressly excluded.
     (f) Jurisdiction and Venue. Any action or proceeding arising directly or indirectly from this Agreement and not subject to Section 10(b), shall be litigated in an appropriate state or federal court in the County of Sacramento, California. Both parties consent to the jurisdiction of such courts.
     (g) Attorneys’ Fees. The prevailing party in any action to enforce this Agreement shall be entitled to recover costs and expenses, including attorneys’ fees.

Execution Copy
     (h) Export Laws. The Software shall not be exported from the United States except in compliance with all applicable export laws and regulations.
     (i) U.S. Government; Restricted Rights. The Software is a “commercial item” as that term is defined in 48 C.F.R. 2.101. The Software and Documentation are provided with RESTRICTED RIGHTS. Use, duplication, or disclosure by the Government is subject to restrictions: if supplied to the Department of Defense, the Software is “Commercial Computer Software” and the government acquires the Software with “restricted rights,” as defined in Clause 252.227-7013(c)(1) of the Defense Department Supplement to the Federal Acquisition Regulations (“FAR”); if the Software is supplied to any other government unit or agency, the government’s rights in the Software are defined in Clause 52.227-19(c)(2) of the FAR; but if the Software is supplied to NASA, the government’s rights are defined in Clause 18-52.227-86(d) of the NASA supplement to the FAR.
     (j) Purchase Order Terms. The terms stated in this Agreement are the exclusive terms regarding Licensee’s rights and obligations with respect to the Software. Any terms or conditions stated in any purchase order, acknowledgment or invoice or the Purchase Document shall be of no force and effect, and no course of dealing, usage of trade, or course of performance shall be relevant to explain or modify any term expressed in the Agreement.
     (k) Publicity; Terms of Agreement. Licensor may publicly identify Licensee as Licensor’s customer and a licensee of the Software. Licensee shall not disclose the terms of this Agreement to any third party without Licensor’s prior written consent.
     (l) Notices. All notices or other communications required to be given hereunder shall be in writing and shall be delivered by personal delivery, mail, courier, or facsimile to the address or facsimile number of the other party set forth on the Purchase Document. Notice shall be deemed given: upon personal delivery; if sent by fax, with confirmation of correct transmission, on the next business day after it was sent; upon the courier’s confirmed delivery if sent by courier; and if sent by mail with proper postage prepaid, five (5) days after the date of mailing. A party may change its address for notice by delivering to the other party written notice of the new address in accordance with the requirements of this Section 12(l).
     (m) Language. The official version of this Agreement is in the English language and this Agreement will be construed in accordance with this version. Translations of this Agreement into any other language are for the purpose of accommodation only and shall be of no legal effect.

Execution Copy
ANNEX C
Development Plan for S5 Product

	Task	Schedule	Product/Deliverables
1	Functional Specifications	No later than 31-May-06	Signed functional Specification Document
2	Interface Requirements	No later than 30-June-06	Signed Interface Requirements Specifications
3	First Delivery of the Licensed Software (Interim Release)	No later than 15-October-06	* Version Description Document * Version of the Licensed Software
4	Delivery of the fully functional Licensed Software	No later than 31-December-06	* Acceptance Test Documents * Version Description Document * Version of the Licensed Software

Execution Copy
EXHIBIT 1.11
CardiOp-B Specifications
As specified in CardiOp-B User Manual version 1.6.8.25, attached hereto.

Execution Copy
EXHIBIT 1.41
Existing Paieon Patent Rights
1. “System and method for three-dimensional reconstruction of an artery”
Application number: 136050
Filing date: May 9 2000
Filing Country: Israel
Application number: 10/662,325
Filing date: September 14 2000
Filing Country: USA
Application number: PCT/IL01/00201
Filing date: March 2 2001
Filing Country: PCT
Application number: 1908107.4
Filing date: March 2 2001
Filing Country: Europe
[CONFIDENTIAL]
Application number: 10/275,913
Filing date: November 12 2002
Filing Country: USA
Application number: 10/892,348 (continuation of 09/662,325)
Filing date: July 16 2004
Filing Country: USA
2. “System and Method for Three-Dimensional Reconstruction of A Tubular Organ”
Application number: PCT/US04/31594
Filing date: September 24 2004
Filing Country: PCT
[CONFIDENTIAL]
[CONFIDENTIAL]
Filing date: September 29 2003
Filing Country: USA Provision
Lapsed. Embedded in PCT/US04/31594
[CONFIDENTIAL]
[CONFIDENTIAL]
Filing date: September 25 2003
Filing Country: USA Provision

Execution Copy
Lapsed. Embedded in PCT/US04/31594
[CONFIDENTIAL]
Filing Country: USA Provision
Lapsed. Embedded in PCT/US04/31594
3. “Method and system for identifying optimal image within a series of images that depict a moving organ”
Application number: PCT/IL2004/000632
Filing date: July 14 2004
Filing Country: PCT
4. “METHOD AND SYSTEM FOR POSITIONING AN OBJECT IN AN ARTERY” (alias “Method for positioning of vascular object inside an artery”. Alias “Method and system for positioning a device in a tubular organ”)
Application number: PCT/IL01/00955
Filing date: October 15 2001
Filing Country: PCT
Application number: 1980855.9
Filing date: July 30 2003
Filing Country: Europe
Application number: 10/451,543
Filing date: July 24 2003
Filing Country: USA
5. [CONFIDENTIAL]

6. “APPARATUS AND METHOD FOR FUSION AND IN OPERATING-ROOM PRESENTATION OF VOLUMETRIC DATA AND 3-D ANGIOGRAPHIC DATA”
Application Number: 10/949,155
Filing Date: September 24 2004
Filing Country: USA
Application Number: PCT/IL2005/001024
Filing Date: September 25 2005
Filing Country: PCT

Execution Copy
7. [CONFIDENTIAL]

8. “METHOD AND SYSTEM FOR GENERATING A STEREO PAIR OF IMAGES OF AN ARTERY” (alias “Method for generating a stereoscopic image from single view”. Alias “Method for processing images of coronary arteries”).
Patent number: 09/829,425
Filing date: April 10 2001
Filing Country: USA
9. [CONFIDENTIAL]
10. [CONFIDENTIAL]

Execution Copy
EXHIBIT 1.68
Existing Volcano Patent Rights
See attached

Thursday, April 13, 2006	Master List By Case Number	Page: 1

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
1002	PT-IV	MJ	FILED	SWIVEL TIP ASSEMBLY AND CATHETER	JUNG, Eugene
				USING SAME	SAVAGE, James
SAVAGE, James
WOLF, Erich

IVUS-Capitalized
Owner:	Volcano & CCF

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	CIP	09/354992	16-Jul-1999	6290693	18-Sep-2001	SE	16-Jul-2018	LVM	206451

Thursday, April 13, 2006	Master List By Case Number	Page: 2

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
1008	PT-IV	MJ	FILED	FORWARD AND SIDE LOOKING	O’DONNELL, Matthew
				ULTRASONIC IMAGING (amended title	STEPHENS, Douglas
				8-16-01)	STEPHENS, Douglas
METHOD AND APPARATUS FOR
ULTRASONIC IMAGING

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
JP		Published	PCT	2001/557697	07-Feb-2001			LE		LVM	217364
US		Granted	ORD	09/501106	09-Feb-2000	6457365	01-Oct-2002	SE	09-Feb-2020	LVM	206512
US	1	Granted	CON	10/174412	18-Jun-2002	6780157	24-Aug-2004	SE	09-Feb-2020	LVM	216219
US	2	Published	RCE	10/243823	13-Sep-2002			SE		LVM	218610
WO		Published	ORD	US01/03894	07-Feb-2001			SE		LVM	209163

Thursday, April 13, 2006	Master List By Case Number	Page: 3

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2001	PT-IV	MJ	FILED	APPARATUS AND METHOD FOR	PROUDIAN, Andrew P
IMAGING SMALL CAVITIES

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	89901828.7	20-Oct-1988	P3854838.0	27-Dec-1995	LE	20-Oct-2008	LVM	130716
EP		Granted	PCT	89901828.7	20-Oct-1988	0339087	27-Dec-1995	LE	20-Oct-2008	LVM	130716
FR		Granted	EPC	89901828.7	20-Oct-1988	0339087	27-Dec-1995	LE	20-Oct-2008	LVM	130716
GB		Granted	EPC	89901828.7	20-Oct-1988	0339087	27-Dec-1995	LE	20-Oct-2008	LVM	130716
IT		Granted	EPC	89901828.7	20-Oct-1988	0339087	27-Dec-1995	LE	20-Oct-2008	LVM	130716
JP		Granted	PCT	501770/89	20-Oct-1988	2020066	19-Feb-1996	LE	20-Oct-2008	LVM	130718
NL		Granted	EPC	89901828.7	20-Oct-1988	0339087	27-Dec-1995	LE	20-Oct-2008	LVM	130716
US		Granted	ORD	07/114351	27-Oct-1987	4917097	17-Apr-1990	SE	27-Oct-2007	JOHN	124037
WO		Published	ORD	US88/04036	20-Oct-1988			SE		LVM	128932

Thursday, April 13, 2006	Master List By Case Number	Page: 4

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2003	PT-IV	MJ	FILED	DILATING AND IMAGING APPARATUS	EBERLE M

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
JP		Granted	PCT	504415/92	31-Dec-1991	2552421	22-Aug-1996	LE	31-Dec-2011	LVM	154240
US		Granted	ORD	07/638192	07-Jan-1991	5167233	01-Dec-1992	SE	01-Dec-2009	LVM	135693
WO		Published	ORD	US91/09821	31-Dec-1991			SE		LVM	144121

Thursday, April 13, 2006	Master List By Case Number	Page: 5

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2004	PT-IV	MJ	FILED	METHOD AND APPARATUS FOR	EBERLE, Michael J.
REMOVING ARTIFACTS FROM AN
ULTRASONICALLY GENERATED IMAGE
OF A SMALL CAVITY

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	92914893.0	19-Jun-1992	611291	25-Feb-2004	LE	19-Jun-2012	LVM	156245
EP		Granted	PCT	92914893.0	19-Jun-1992	0611291	25-Feb-2004	LE	19-Jun-2012	LVM	156245
FR		Granted	EPC	92914893.0	19-Jun-1992	611291	25-Feb-2004	LE	19-Jun-2012	LVM	156245
GB		Granted	EPC	92914893.0	19-Jun-1992	611291	25-Feb-2004	LE	19-Jun-2012	LVM	156245
JP		Granted	PCT	501556/93	19-Jun-1992	3194582	01-Jun-2001	LE	19-Jun-2012	LVM	159386
US		Granted	ORD	07/719804	24-Jun-1991	5183048	02-Feb-1993	SE	24-Jun-2010	LVM	135692
WO		Published	ORD	US92/05156	19-Jun-1992			SE		LVM	144332

Thursday, April 13, 2006	Master List By Case Number	Page: 6

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2005	PT-IV	MJ	FILED	ULTRASOUND CATHETER	EBERLE M J

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	94906070.1	14-Jan-1994	0637937	09-Apr-2003	LE	14-Jan-2014	LVM
DE	1	Opposition	EPC	96202546.6	14-Jan-1994	0750883	24-Apr-2002	LE	14-Jan-2014	LVM	174531
EP		Granted	PCT	94906070.1	14-Jan-1994	0637937	09-Apr-2003	LE	01-Feb-2013	LVM	162595
EP	1	Opposition	DIV	96202546.6	14-Jan-1994	0750883	24-Apr-2002	LE	01-Feb-2013	LVM	174531
EP	2	Published	DIV	03075230.7	22-Jan-2003			SE		LVM	218867
FR		Granted	EPC	94906070.1	14-Jan-1994	0637937	09-Apr-2003	LE	14-Jan-2014
FR	1	Opposition	EPC	96202546.6	14-Jan-1994	0750883	24-Apr-2002	LE	14-Jan-2014	LVM	174531
GB		Granted	EPC	94906070.1	14-Jan-1994	0637937	09-Apr-2003	LE	14-Jan-2014
GB	1	Opposition	EPC	96202546.6	14-Jan-1994	0750883	24-Apr-2002	LE	14-Jan-2014	LVM	174531
IT		Granted	EPC	94906070.1	14-Jan-1994	0637937	09-Apr-2003	LE	14-Jan-2014
IT	1	Opposition	EPC	96202546.6	14-Jan-1994	0750883	24-Apr-2002	LE	14-Jan-2014	LVM	174531
JP		Granted	PCT	518040/94	14-Jan-1994	3732854	21-Oct-2005	LE	14-Jan-2014	LVM	162597
[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 7
[CONFIDENTIAL]

NL	1	Opposition	EPC	96202546.6	14-Jan-1994	0750883	24-Apr-2002	LE	14-Jan-2014	LVM	174531
US		Granted	ORD	08/012251	01-Feb-1993	5368037	29-Nov-1994	SE	01-Feb-2013	LVM	147851
US	1	Granted	ORD	08/516538	18-Aug-1995	5603327	18-Feb-1997	SE	18-Aug-2015	LVM	166928
WO		Published	ORD	US94/00474	14-Jan-1994			SE		LVM	159660

Thursday, April 13, 2006	Master List By Case Number	Page: 8

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2006	PT-IV	MJ	FILED	ULTRASOUND CATHETER PROBE	EBERLE M J

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	CON	08/712166	11-Sep-1996	5779644	14-Jul-1998	SE	01-Feb-2013	LVM	174179
US	1	Granted	DIV	08/935930	23-Sep-1997	5938615	17-Aug-1999	SE	01-Feb-2013	LVM	179504
US	2	Granted	CON	09/324692	02-Jun-1999	6123673	26-Sep-2000	SE	23-Sep-2017	LVM	201390
US	3	Granted	CON	09/658323	08-Sep-2000	6283920	04-Sep-2001	SE	08-Aug-2020	LVM	205997
US	4	Granted	RCE	09/906302	16-Jul-2001	6962567	08-Nov-2005	SE	16-Jul-2021	LVM	211117
US	7	Pending	CON	11/221165	07-Sep-2005			SE		LVM	238269

Thursday, April 13, 2006	Master List By Case Number	Page: 9

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2008	PT-IV	MJ	FILED	APPARATUS AND METHOD FOR	O’DONNELL M
DETECTING BLOOD FLOW IN
INTRAVASCULAR ULTRASONIC IMAGING

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	95917583.7	19-Apr-1995	0707453	23-Jun-2004	LE	19-Apr-2015	LVM	167618
EP		Granted	PCT	95917583.7	19-Apr-1995	0707453	23-Jun-2004	LE	28-Apr-2014	LVM	167618
FR		Granted	EPC	95917583.7	19-Apr-1995	0707453	23-Jun-2004	LE	19-Apr-2015		167618
GB		Granted	EPC	95917583.7	19-Apr-1995	0707453	23-Jun-2004	LE	19-Apr-2015		167618
JP		Granted	PCT	528280/95	19-Apr-1995	3188470	11-May-2001	LE	19-Apr-2015	LVM	167619
US		Granted	CIP	08/234848	28-Apr-1994	5453575	26-Sep-1995	SE	26-Sep-2014	LVM	159333
WO		Published	ORD	US95/04776	19-Apr-1995			SE		LVM	165589

Thursday, April 13, 2006	Master List By Case Number	Page: 10

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2009	PT-IV	MJ	FILED	A HIGH RESOLUTION INTRAVASCULAR	EBERLE M J
ULTRASOUND TRANDUCER HAVING A
FLEXIBLE SUBSTRATE

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
[CONFIDENTIAL]
WO		Published	ORD	US96/20655	23-Dec-1996			SE		LVM	175433

Thursday, April 13, 2006	Master List By Case Number	Page: 11

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2011	PT-IV	MJ	FILED	HIGH RESOLUTION INTRAVASCULAR ULTRASOUND TRANSDUCER ASSEMBLY HAVING A FLEXIBLE SUBSTRATE	EBERLE M J
title amendment to:
A METHOD FOR MANUFACTURING AN INTRAVASCULAR ULTRASOUND TRANSDUCER ASSEMBLY HAVING A FLEXIBLE SUBSTRATE

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Pending	EPC	98200020.0	07-Jan-1998			LE		LVM	184077
EP		Published	ORD	98200020.0	07-Jan-1998			LE		LVM	184077
FR		Pending	EPC	98200020.0	07-Jan-1998			LE		LVM	184077
GB		Pending	EPC	98200020.0	07-Jan-1998			LE		LVM	184077
IT		Pending	EPC	98200020.0	07-Jan-1998			LE		LVM	184077
NL		Pending	EPC	98200020.0	07-Jan-1998			LE		LVM	184077
US		Granted	ORD	08/780437	08-Jan-1997	5857974	12-Jan-1999	SE	08-Jan-2017	LVM	75549
US	1	Granted	DIV	08/974677	19-Nov-1997	6049958	18-Apr-2000	SE	08-Jan-2017	LVM	84004
US	2	Granted	CON	09/550864	17-Apr-2000	6618916	16-Sep-2003	SE	08-Jan-2017	LVM	204763
US	3	Granted	CON	10/661269	12-Sep-2003	6899682	31-May-2005	SE	08-Jan-2017	LVM	224396

Thursday, April 13, 2006	Master List By Case Number	Page: 12

US	4	Published	CON	11/120257	02-May-2005	SE	LVM	235421

Thursday, April 13, 2006	Master List By Case Number	Page: 13

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
2012	PT-IV	MJ	FILED	METHOD AND APPARATUS FOR CREATING A COLOR BLOOD FLOW IMAGE BASED UPON ULTRASONIC ECHO SIGNALS RECEIVED BY AN INTRAVASC	O’DONNELL M

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	98201041.5	02-Apr-1998	0871043	23-Jun-2004	LE	02-Apr-2018	LVM	184987
EP		Granted	ORD	98201041.5	02-Apr-1998	0871043	23-Jun-2004	LE	02-Apr-2018	LVM	184987
FR		Granted	EPC	98201041.5	02-Apr-1998	0871043	23-Jun-2004	LE	02-Apr-2018	LVM	184987
GB		Granted	EPC	98201041.5	02-Apr-1998	0871043	23-Jun-2004	LE	02-Apr-2018	LVM	184987
JP		Granted	ORD	95883/98	08-Apr-1998	3629141	17-Dec-2004	LE	08-Apr-2018	LVM	184985
US		Granted	ORD	08/827724	08-Apr-1997	5921931	13-Jul-1999	SE	08-Apr-2017	LVM	174725

Thursday, April 13, 2006	Master List By Case Number	Page: 14

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
3003	PT-IV	MJ	FILED	MODULING IMAGING/TREATMENT	BAKER B
				CATHETER ASSEMBLY AND METHOD	EBERLE M J
EBERLE M J
VARNEY C R

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	08/987465	09-Dec-1997	5876344	02-Mar-1999	SE	09-Dec-2017	LVM	216117
US	1	Granted	CON	09/234967	21-Jan-1999	6080109	27-Jun-2000	SE	09-Dec-2017	LVM	216120

Thursday, April 13, 2006	Master List By Case Number	Page: 15

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
3004	PT-IV	MJ	FILED	METHOD AND APPARATUS FOR RINGDOWN REMOVAL	BLEAM, David LITZZA, Gerald L
LITZZA, Gerald L
WU, Ching-Chen
ZIEGENBEIN, Randall

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
EP		Pending	ORD	99943907.8	25-Aug-1999			LE		LVM	216509
JP		Pending	PCT	00/569701	25-Aug-1999			LE		LVM	216510
US		Granted	ORD	09/153819	15-Sep-1998	6036650	14-Mar-2000	SE	15-Sep-2018	LVM	216499
WO		Published	ORD	US99/19392	25-Aug-1999			SE		LVM	216502

Thursday, April 13, 2006	Master List By Case Number	Page: 16

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
4004	PT-IV	MJ	FILED	INTRAVASCULAR RADIATION DELIVERY	CIEZKI J P
				DEVICE	JUNG E J JUNG E J

IVUS-Capitalized
Owner:	Volcano & CCF

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US	3	Granted	DIV	09/436666	10-Nov-1999	6387035	14-May-2002	SE	28-Mar-2017	LVM	215626

Thursday, April 13, 2006	Master List By Case Number	Page: 17

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
4013	PT-IV	MJ	Filed	ULTRASONIC IMAGIING DEVICES AND METHODS OF FABRICATION (EagleEye)	STEPHENS, Douglas

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
JP		Published	PCT	2004/531861	27-Aug-2003					LVM	234048
US		Published	RCE	10/233870	29-Aug-2002			SE		LVM	229270
WO		Published	ORD	03/27006	27-Aug-2003			SE		LVM	229248

Thursday, April 13, 2006	Master List By Case Number	Page: 18

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
4015	PT-IV	MJ	Filed	LOW-CROSS-TALK CATHETER	DAVIES, Stephen C.
				MICROCABLE ARRANGEMENTS	LITZZA, Gerald L.
LITZZA, Gerald L.
WILLIAMS, Gregory K.

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
EP		Published	PCT	03752544.1	22-Sep-2003						234673
JP		Published	PCT	2004-538362	22-Sep-2003						234672
US		Published	ORD	10/668451	22-Sep-2003			SE		LVM	229278
WO		Published	ORD	03/29739	22-Sep-2003			SE		LVM	229260

Thursday, April 13, 2006	Master List By Case Number	Page: 19

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

Owner: [CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 20

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

     Owner: [CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 21

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

     Owner: [CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 22

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

     Owner: [CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 23

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5004	PT-IV		FILED	INTRAVASCULAR ULTRASONIC	CESPEDES, E. Ignacio
PALPATION

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):

[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
EP		PENDING	ORD	97203072.0	06-Oct-1997			LE		LVM	227817
JP		Pending	ORD	10/284546	06-Oct-1998			LE		LVM	230610
US		Granted	ORD	09/166016	05-Oct-1998	6165128	26-Dec-2000	SE	05-Oct-2018	LVM	187862

Thursday, April 13, 2006	Master List By Case Number	Page: 24

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5005	PT-IV	MJ	FILED	MEASUREMENT OF VOLUMETRIC FLUID	Bom, Nicolaas
				FLOW AND ITS VELOCITY PROFILE	CESPEDES, E. Ignacio
CESPEDES, E. Ignacio
Lancee, Charles T.
Li, Wenguang
Van Der Steen, A F W

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	09/297538	03-May-1999	6213950	10-Apr-2001	SE	03-May-2019	LVM	201119
US	1	Granted	CON	09/748464	26-Dec-2000	6685646	03-Feb-2004	SE	17-Feb-2020	LVM	208251

Thursday, April 13, 2006	Master List By Case Number	Page: 25

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5006	PT-IV	MJ	FILED	PULL BACK DEVICE
BRENNER
HASSAN
PETROVIC
VUJANIC

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):

[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	09/331951	09-Jan-1998	6290675	18-Sep-2001	SE	09-Jan-2018	LVM	201640
WO		Published	ORD	EP98/00151	09-Jan-1998			SE

Thursday, April 13, 2006	Master List By Case Number	Page: 26

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5012	PT-IV		Filed	USING DOPPLER TECHNIQUES TO MEASURE NON-UNIFORM ROTATION OF AN ULTRASOUND TRANSDUCER	SCAMPINI, John

IVUS-Capitalized
Owner:	Volcano Corporation

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	09/100504	19-Jun-1998	5989191	23-Nov-1999	SE	19-Jun-2018

Thursday, April 13, 2006	Master List By Case Number	Page: 27

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5013	PT-IV		Filed	SPOOLING PULLBACK FOR CATHETER IMAGING AND THERAPY CORES	ROURKE, Jonathan

IVUS-Capitalized
Owner:	Volcano Corporation

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Pending	ORD	29804455.2	12-Mar-1998			LE		O’MM	895675-200
JP		Pending	ORD	98/065671	16-Mar-1998			LE		O’MM	895675-201
US		Granted	ORD	08/818026	14-Mar-1997	5797858	25-Aug-1998	SE	14-Mar-2017	O’MM	895675-199

Thursday, April 13, 2006	Master List By Case Number	Page: 28

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6001	PT-IV	MJ	Filed	METHODS AND APPARATUS FOR THE	KITNEY, Richard
				EXAMINATION AND TREATMENT OF	ROTHMAN, Martin
				INTERNAL ORGANS	ROTHMAN, Martin
STRAUGHAN, Keith

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):

[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	90908288.5	29-May-1990	69031685.2	05-Nov-1997	LE	29-May-2010	LVM
EP		Granted	ORD	90908288.5	29-May-1990	0473665	05-Nov-1997	LE	29-May-2010	LVM
FR		Granted	EPC	90908288.5	29-May-1990	0473665	05-Nov-1997	LE	29-May-2010
GB		Granted	ORD	8912198.2	26-May-1989	2233094	09-Feb-1994	LE	26-May-2009	LVM
US		Granted	ORD	777253	27-Jan-1992	5257629	02-Nov-1993	SE	27-Jan-2012	LVM
WO		Published	ORD	90/00830	29-May-1990			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 29

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6002	PT-IV	MJ	Filed	METHODS AND APPARATUS FOR THE	KITNEY, Richard
				EXAMINATION AND TREATMENT OF	ROTHMAN, Martin
				INTERNAL ORGANS	ROTHMAN, Martin
STRAUGHAN, Keith

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):

[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	88909566.7	10-Nov-1988	0386058	23-May-2001	LE	10-Nov-2008	LVM
EP		Granted	PCT	88909566.7	10-Nov-1988	0386058	23-May-2001	LE	11-Nov-2007	LVM
FR		Granted	EPC	88909566.7	10-Nov-1988	0386058	23-May-2001	LE	10-Nov-2008	LVM
GB	1	Granted	DIV	9117540.6	15-Aug-1991	2246632	15-Jul-1992	LE	15-Aug-2011	LVM
GB	2	Granted	EPC	88909566.7	10-Nov-1988	0386058	23-May-2001	LE	10-Nov-2008	LVM
IT		Granted	EPC	88909566.7	10-Nov-1988	0386058	23-May-2001	LE	10-Nov-2008
JP		Granted	PCT	63/508855	29-Nov-1988	2905489	16-Mar-1999	LE	29-Nov-2008	LVM
NL		Granted	EPC	88909566.7	10-Nov-1988	0386058	23-May-2001	LE	10-Nov-2008	LVM
US		Granted	PCT	488007	09-May-1990	5081993	21-Jan-1992	SE	09-May-2010	LVM
WO		Published	ORD	88/00971	10-Nov-1988			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 30

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6003	PT-IV	MJ	Filed	ULTRASONIC VISUALISATION AND	NIX, Elvin L.
				CATHETERS THEREFOR	PACEY, Andrew R.
PACEY, Andrew R.
ROTHMAN, Martin
SOM, Amit K.

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):

[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	PCT	09/214739	16-Jun-1997	6283921	04-Sep-2001	SE	16-Jun-2017	LVM	228028
WO		Published	ORD	97/01612	16-Jun-1997			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 31

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6007	PT-IV	MJ	Filed	ULTRASONIC VISUALISATION METHOD	BARLOW, Christopher
				AND APPARATUS	DICKINSON, Robert
DICKINSON, Robert
HAMILTON, Robin
KELLY, Derek
RYAN, Patrick J

WICKS, David

IVUS-Capitalized
Owner:	Volcano Corporation
Keyword(s):

[CONFIDENTIAL]

	Sub						Patent		Tax	Expiration
Country			Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US			Granted	ORD	08/503234	17-Jul-1995	5590659	07-Jan-1997	SE	17-Jul-2015	LVM	228025
US		1	Granted	CON	08/773411	27-Dec-1996	5935072	10-Aug-1999	SE	27-Dec-2016	LVM	228026
US		2	Granted	CIP	09/353922	15-Jul-1999	6254542	03-Jul-2001	SE	17-Jul-2015	LVM	228016

Thursday, April 13, 2006	Master List By Case Number	Page: 32

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6008	PT-IV	MJ	Filed	IVUS CATHETER WITH	DICKINSON, Robert
				ELECTROSTRICTIVE ARRAY	NIX, Elvin L.
				CONFIGUATION	NIX, Elvin L.

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	01974506.6	11-Oct-2001	1324702	19-May-2004	LE	11-Oct-2021
EP		Granted	PCT	01974506.6	11-Oct-2001	1324702	19-May-2004	LE	11-Oct-2021	LVM	227809
FR		Granted	EPC	01974506.6	11-Oct-2001	1324702	19-May-2004	LE	11-Oct-2021
NL		Granted	EPC	01974506.6	11-Oct-2001	1324702	19-May-2004	LE	11-Oct-2021
US		Published	PCT	10/398967	11-Apr-2003			SE		LVM	221751
WO		Published	ORD	01/04548	11-Oct-2001			SE		LVM	216593

Thursday, April 13, 2006	Master List By Case Number	Page: 33

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6009	PT-IV	MJ	Filed	ARRANGEMENT OF IVUS SYSTEM	DICKINSON, Robert
				COMPONENTS INCLUDING REMOTE AND	GLOVER, Richard P
				ADJACENT COMPONENTS (formerly	GLOVER, Richard P
				ULTRASONIC VISUALISATION SYSTEMS)	STENNING, Anthony D

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
JP		Published	PCT	2000-591916	22-Dec-1999			LE		LVM	236027
US		Granted	PCT	09/869637	22-Dec-1999	6673015	06-Jan-2004	SE	22-Dec-2019	LVM	218499
[CONFIDENTIAL]
WO		Published	ORD	99/04343	22-Dec-1999			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 34

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6010	PT-IV	MJ	Filed	HELICALLY WRAPPED FLEX-CIRCUIT	DICKINSON, Robert
HOWES, William
NIX, Elvin L.
WNENDT, Stephan

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	01949772.6	20-Jul-2001	1303216	26-May-2004	LE	20-Jul-2021	LVM	227800
EP		Granted	PCT	01949772.6	20-Jul-2001	1303216	26-May-2004	SE	20-Jul-2021	LVM	227800
FR		Granted	EPC	01949772.6	20-Jul-2001	1303216	26-May-2004	LE	20-Jul-2021	LVM	227800
JP		Published	PCT	2002/513344	20-Jul-2001			LE		LVM	236028
US		Published	PCT	10/333099	06-Aug-2003			SE		LVM	220403
WO		Published	ORD	01/03262	20-Jul-2001			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 35

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6011	PT-IV	MJ	Filed	METHODS AND APPARATUS FOR THE	BARLOW, Christopher
				EXAMINATION AND TREATMENT OF	DICKINSON, Robert
				INTERNAL ORGANS	DICKINSON, Robert RYAN, Patrick J

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
GB	1	Granted	DIV	9615487.7	23-Jul-1996	2301892	26-Feb-1997	LE	23-Jul-2016	LVM
US		Granted	PCT	08/367276	12-Jan-1995	5993393	30-Nov-1999	SE	30-Nov-2016	LVM
WO		Published	ORD	93/01279	16-Jun-1993			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 36

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6012	PT-IV	MJ	Filed	MEDICAL ULTRASOUND IMAGING:	DICKINSON, Robert
				PULLBACK DEVICE II	SPENCER, Timothy
SPENCER, Timothy

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
JP		Published	PCT	2000/540754	27-Sep-2000			LE		LVM	236026
US		Granted	PCT	09/191796	13-Nov-1998	6275724	14-Aug-2001	SE	13-Nov-2018	LVM	228019
WO		Pending	ORD	98/02677	04-Sep-1998			SE		LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 37

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6014	PT-IV	MJ	Filed	MEDICAL ULTRASOUND IMAGING	BARLOW, Christopher
DICKINSON, Robert
KITNEY, Richard

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	08/537589	02-Oct-1995	5601082	11-Feb-1997	SE	02-Oct-2015	LVM	228015

Thursday, April 13, 2006	Master List By Case Number	Page: 38

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6015	PT-IV	MJ	Filed	ULTRASOUND IMAGING	BARLOW, Christopher
DICKINSON, Robert
WICKS, David

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	08/573062	15-Dec-1995	5630421	20-May-1997	SE	23-Dec-2014	LVM	228023

Thursday, April 13, 2006	Master List By Case Number	Page: 39

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6016	PT-IV	MJ	Filed	ULTRASONIC TRANSDUCER	BARLOW, Christopher
DICKINSON, Robert
NIX, Elvin L.
RYAN, Patrick J

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	92916419.2	30-Jul-1992	69213463.8	04-Sep-1996	LE	30-Jul-2012	LVM
EP		Granted	ORD	92916419.2	30-Jul-1992	0596974	04-Sep-1996	SE	30-Jul-2011	LVM
FR		Granted	EPC	92916419.2	30-Jul-1992	0596974	04-Sep-1996	LE	30-Jul-2012	LVM
GB		Granted	EPC	92916419.2	30-Jul-1992	0596974	04-Sep-1996	LE	30-Jul-2012
JP		Granted	ORD	05/503394	30-Jul-1992	3344422	30-Aug-2002	LE	30-Jul-2011	LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 40

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6017	PT-IV	MJ	Filed	ULTRASONIC TRANSDUCER ARRAY	KITNEY, Richard
				AROUND A FLEXIBLE TUBE	ROTHMAN, Martin
ROTHMAN, Martin
STRAUGHAN, Keith

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
GB		Granted	ORD	8714450.7	19-Jun-1987	2208138	07-Aug-1991	LE	19-Jun-2007	LVM

Thursday, April 13, 2006	Master List By Case Number	Page: 41

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
6019	PT-IV	MJ	Filed	ULTRASONIC TRANSDUCER ARRAY AND	DICKINSON, Robert
				METHOD OF MANUFACTURING THE	KEILMAN, George W
				SAME	KEILMAN, George W
NIX, Elvin L.

IVUS-Capitalized
Owner:	Volcano Corporation

Keyword(s):
[CONFIDENTIAL]

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing		Number	Issue	Schedule	Date	Agent	Agent Ref #
DE		Granted	EPC	95301542.7	09-Mar-1995		69516444.9	26-Apr-2000	LE	09-Mar-2015	LVM
EP		Granted	ORD	95301542.7	09-Mar-1995		0671221	26-Apr-2000	LE	09-Mar-2015	LVM
FR		Granted	EPC	95301542.7	09-Mar-1995		0671221	26-Apr-2000	LE	09-Mar-2015	LVM
GB	3	Granted	ORD	9504791.6	09-Mar-1995		2287375	15-Apr-1998	LE	09-Mar-2015	LVM
IT		Granted	EPC	95301542.7	09-Mar-1995		0671221	26-Apr-2000	LE	09-Mar-2015
NL		Granted	EPC	95301542.7	09-Mar-1995		0671221	26-Apr-2000	LE	09-Mar-2015
US	1	Granted	DIV	08/940919	30-Sep-1997		6238347	29-May-2001	SE	30-Sep-2017	LVM	228027
US	2	Granted	CON	08/999559	15-Oct-1997		6110314	29-Aug-2000	SE	15-Oct-2017	LVM	228018
US	4	Granted	DIV	10/066129	31-Jan-2002		6776763	17-Aug-2004	SE		LVM	218866

Thursday, April 13, 2006	Master List By Case Number	Page: 42

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

Owner:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 43

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

Owner:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 44

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5007	PT-VH		Filed	INTRAVASCULAR ULTRASONIC	KLINGENSMITH, Jon
				ANALYSIS USING ACTIVE CONTOUR	SHEKHAR, Raj
				METHOD AND SYSTEM	SHEKHAR, Raj
VINCE, D. Geoffrey

VH-Capitalized
Owner:	Cleveland Clinic Foundation

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
AT		Pending	EPC	00941653.8	22-Jun-2000			LE		O'MM
AU		Granted	PCT	56332/00	22-Jun-2000	776527	06-Jan-2005	LE	22-Jun-2020	O'MM	895675-190
BE		Pending	EPC	941653.8	22-Jun-2000			LE
CH		Pending	EPC	941653.8	22-Jun-2000			LE
CY		Pending	EPC	941653.8	22-Jun-2000			LE
DE		Pending	EPC	941653.8	22-Jun-2000			LE
DK		Pending	EPC	941653.8	22-Jun-2000			LE
EP		Pending	PCT	941653.8	22-Jun-2000			LE		O'MM	895675-191
ES		Pending	EPC	941653.8	22-Jun-2000			LE
FI		Pending	EPC	941653.8	22-Jun-2000			LE
FR		Pending	EPC	941653.8	22-Jun-2000			LE
GB		Pending	EPC	941653.8	22-Jun-2000			LE
GR		Pending	EPC	941653.8	22-Jun-2000			LE
IE		Pending	EPC	941653.8	22-Jun-2000			LE
IT		Pending	EPC	941653.8	22-Jun-2000			LE

Thursday, April 13, 2006	Master List By Case Number	Page: 45

JP	Pending PCT									507370/01 22-
Jun-2000	LE O'MM									895675-192
LI	Pending	EPC	941653.8	22-Jun-2000			LE
LU	Pending	EPC	941653.8	22-Jun-2000			LE
MC	Pending	EPC	941653.8	22-Jun-2000			LE
NL	Pending	EPC	941653.8	22-Jun-2000			LE
PT	Pending	EPC	941653.8	22-Jun-2000			LE
SE	Pending	EPC	941653.8	22-Jun-2000			LE
US	Granted	ORD	09/347209	02-Jul-1999	6381350	30-Apr-2002	SE	02-Jul-2019	O'MM	895675-188
WO	Published	ORD	00/17241	22-Jun-2000			SE		O'MM	895675-189

Thursday, April 13, 2006	Master List By Case Number	Page: 46

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5008	PT-VH		Filed	VASCULAR PLAQUE	KUBAN, Barry
				CHARACTERIZATION	NAIR, Anuja
NAIR, Anuja
VINCE, D. Geoffrey

VH-Capitalized
Owner:	Cleveland Clinic Foundation

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Granted	ORD	09/394140	10-Sep-1999	6200268	13-Mar-2001	SE	10-Sep-2019	O'MM	895675-193

Thursday, April 13, 2006	Master List By Case Number	Page: 47

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5009	PT-VH		Filed	SYSTEM AND METHOD FOR ACQUIRING BLOOD-VESSEL DATA

VH-Capitalized
Owner:	Cleveland Clinic Foundation

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
EP		Published	PCT	03793358.7	25-Aug-2003					O'MM	895675-206
JP		Published	PCT	2004-529932	25-Aug-2003			SE		O'MM	895675-207
US		Published	ORD	10/647977	25-Aug-2003			SE		O'MM	895675-004
WO		Published	ORD	US03/26492	25-Aug-2003			SE		O'MM	895675-005

Thursday, April 13, 2006	Master List By Case Number	Page: 48

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5010	PT-VH		Filed	SYSTEM AND METHOD FOR IDENTIFYING	KLINGENSMITH, Jon
				A VASCULAR BORDER	KUBAN, Barry
KUBAN, Barry NAIR, Anuja VINCE, D. Geoffrey

VH-Capitalized
Owner:	Cleveland Clinic Foundation

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
EP		Published	PCT	03749207.1	26-Aug-2003					O'MM	895675-208
JP		Published	PCT	2004-531263	26-Aug-2003					O'MM	895675-209
US		Published	ORD	10/649473	26-Aug-2003			SE		O'MM	895675-173
WO		Published	ORD	US03/27075	26-Aug-2003			SE		O'MM	895675-174

Thursday, April 13, 2006	Master List By Case Number	Page: 49

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5011	PT-VH		Filed	SYSTEM AND METHOD FOR	KLINGENSMITH, Jon
				CHARACTERIZING VASCULAR TISSUE	KUBAN, Barry
KUBAN, Barry
NAIR, Anuja
VINCE, D. Geoffrey

Owner:	VH-Capitalized Cleveland Clinic Foundation

Remarks:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
EP		Pending	PCT	03793365.2	25-Aug-2003					O'MM	895675-210
JP		Published	PCT	2004-531161	25-Aug-2003			SE		O'MM	895675-211
US		Published	ORD	10/647971	25-Aug-2003			SE		O'MM	895675-007
WO		Published	ORD	US03/26521	25-Aug-2003			SE		O'MM	895675-176

Thursday, April 13, 2006	Master List By Case Number	Page: 50

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5014	PT-VH		Filed	SYSTEM AND METHOD FOR	KLINGENSMITH, Jon
				DETERMINING A TRANSFER FUNCTION	KUBAN, Barry
KUBAN, Barry
NAIR, Anuja
VINCE, D. Geoffrey
               VH-Capitalized
Owner: Cleveland Clinic Foundation
Remarks: [CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Published	ORD	10/758477	14-Jan-2004			SE		O’MM	895675-195
WO		Published	ORD	US04/02860	02-Feb-2004			SE		O’MM	895675-196

Thursday, April 13, 2006	Master List By Case Number	Page: 51

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
5026	PT-VH	JK	Filed	SYSTEM AND METHOD FOR VASCULAR	KLINGENSMITH, Jon
				BORDER DETECTION	KUBAN, Barry
KUBAN, Barry
NAIR, Anuja
               VH-Capitalized
Owner:Cleveland Clinic Foundation
Remarks: [CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Published	ORD	10/837352	29-Apr-2004			SE		O’MM	895675-198
US	A	Pending	PRO	60/550620	04-Mar-2004			SE		O’MM	895675-197
WO		Published	ORD	05/006159	25-Feb-2005			SE		O’MM	895675-212

Thursday, April 13, 2006	Master List By Case Number	Page: 52

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

Owner:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 53

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors

[CONFIDENTIAL]

Owner:	[CONFIDENTIAL]

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #

[CONFIDENTIAL]

Thursday, April 13, 2006	Master List By Case Number	Page: 54

Case
Number	Division	Attorney	Disclosure Status	Title	Inventors
8002	PT-VH	JK	Filed	LESION ANALYSIS AUTOMATIC PLAQUE	BURGESS, Vincent
				CLASSIFICATION	MARGOLIS, Marja P.
MARGOLIS, Marja P.
NAIR, Anuja
VINCE, D. Geoffrey
                VH-Capitalized
Owner:Volcano Corporation

	Sub					Patent		Tax	Expiration
Country		Status	Case	Application	Filing	Number	Issue	Schedule	Date	Agent	Agent Ref #
US		Pending	PRO		22-Mar-2006			SE		O’MM	895675-225

Execution Copy
EXHIBIT 2.2.5
CardiOp-B Regulatory Approvals
1. FDA Clearance for CardiOp-B:

Application type:	510(k)
Classification:	Class II
510(K) Number:	K030139
Reference:	21 CFR 892.1600
Classification Panel:	90 Radiology
Classification Name:	Accessory to System, X-ray, Angiographic
Device Trade Name:	The CardiOp-B System
Device Common Name:	3D Vessel Analysis System
2. CE Approval for CardiOp-B:

Application type:	CE Marking of Conformity
Classification:	Class II
Directive:	93/42/EEC
Conformity Assessment
Procedures:	Annex 3, Section 6
Certification Agreement:	2073117 dated July 22, 2004
Certification Notice:	2073117CN dated July 22, 2004
3. Standards:

ISO 9001:2000	Quality Systems – Model for Quality Assurance in Design, Development, Production, Installation and Servicing

ISO 13485:1996	Quality Management Standard for Medical Devices based on ISO 9001:2000 + some modifications

FDA Quality System Regulation (21 CFR 820)

Execution Copy
EXHIBIT 3.5
Acceptance Criteria
1. CardiOp-B + Interface should be tested to provide full functionality of:
1)	CardiOp-B features (according to attached User Manual)

2)	Special CardiOp-B + Interface features:
2.1)	Co-registration (according to specification)

2.2)	Wizard (according to specification)

2.3)	Communication (according to communication protocol)
2. In CardiOp-B + Interface we must assure robustness when:
1)	Special CardiOp-B + Interface features:
2.1)	Co-registration
a.	Proximal Distal and Synch bars are out of bounds of either the VIVUS model or 3D model – within CardiOp-B + Interface VIVUS tab
b.	Proximal Distal and Synch bars are out of bounds of either the VIVUS model or 3D model – When switching between CardiOp-B + Interface and
VH applications
2.2)	Wizard is misused:
a.	User doesn’t follow instructions in given wizard step

b.	User doesn’t follow tries to skip steps

c.	User performs the operations while in both wizard and non-wizard mode.
2.3)	Communication (according to comm. protocol)
a.	A communication error occurs.

b.	Communication is lost

c.	Communication is not initiated
3. The S5 implementation should include the following additional tests:
1)	Specific attention to 3D display

2)	Changes to communication do not affect functionality

3)	Compatibility of CardiOp-B + Interface to S5 display (size and position)

4)	Archiving

Execution Copy
EXHIBIT 3.9
Preliminary Development Activity and Efforts for
the S5 Project
On 6th of February, 2006 Volcano and Paieon had a discussion to map out the very top-level requirements and tasks of this S5 implementation. This project will include not only and implementation of the CardiOp-B-VH but also some additional features decided as high priority.
This document details these top-level requirements and adds effort estimation and suggested time-table for the S5 Project, after Paieon evaluation.
Effort Estimation

Feature	Description	Effort Estimate
(man-months)

Requirements/Documentation		[CONFIDENTIAL]

OpenGL/DirectX	OpenGL (S5) and DirectX (CardiOp-B-VH) needs to co-exist on the same platform. Jon has conducted a short preliminary non-binding test to prove signs of co-existence, which leads us to believe that this is indeed possible. The 1M will be dedicated to bullet proving this issue (and not for development).	[CONFIDENTIAL]

Communication	Communication is the issue of changes required to the Interface since S5 interface to CardiOp-B-VH is different from IVG. This estimation is based on a very short discussion between Jon and Sharon.	[CONFIDENTIAL]

Reduce UI to s5 Tab Match s5 color scheme	Based on the screen shot sent by Volcano. This estimation is the general UI effort including re-sizing to fit as S5 tab (which is not just a matter of re-sizing, but probably also a matter of little re-organization of overlay), match color scheme, z-order issues, etc.	[CONFIDENTIAL]

Archiving	Basic solution for Archiving. S5 will instruct CardiOp-B-VH to save it’s data. CardiOp-B-VH will not save VIVUS data.	[CONFIDENTIAL]

Patient Information	Patient Information will be propagated to the S5 application to save the need from inputting those by the user.	[CONFIDENTIAL]

Execution Copy

Feature	Description	Effort Estimate
(man-months)

Uncertainty OpenGL Communication UI (including re-sizing) Memory Management	Several issues are either not investigated enough or not specified and pose certain risk on efforts. OpenGL/DirectX issue could develop to a time-consuming issue (either as proof or as implementation). The communication changes are not specified enough. All UI efforts estimated very modestly and we have a feeling that detailed specification will bring out small – but numerous – issues (same dynamic happened in the Wizard).	[CONFIDENTIAL]

Special Memory Management will be required from the CardiOp-B-VH if current memory utilization (2GB at maximum and 1GB in average) is too high. Possible solutions range from brute-force limitations to special caching handling.

There is no requirement from Volcano for special handling of processing power.

Implementation Total = [CONFIDENTIAL]

Project Management		[CONFIDENTIAL]

QA		[CONFIDENTIAL]

Integration		[CONFIDENTIAL]

TOTAL		[CONFIDENTIAL]

Execution Copy
EXHIBIT 5.3.1
Demonstration Units  /  Equipment Loans
CardiOp-B and
Interfaces

Purpose	Quantity	Remarks

Testing and Demonstration Units	[CONFIDENTIAL]	For in-factory testing and demonstration and shows and conferences

Distributors	[CONFIDENTIAL]	To be requested in accordance with reasonable marketing needs

Sales Reps.	[CONFIDENTIAL]	To be requested in accordance with reasonable marketing needs

All Hardware should be according to Compatibility Requirements in Exhibit 5.4.3
Volcano should provide Paieon with the MAC address for all relevant hardware.
Volcano shall ensure that all of Volcano’s distributors, representatives, agents and subcontractors who are not Volcano’s employees and receive a Demonstration Unit, will (i) be bound by similar confidentiality obligations as those set forth in this Agreement and (ii) use the Demonstration Units only as permitted in this Agreement.
Volcano will provide Paieon with the contact information of any representative, agent and/or subcontractor who is not a Volcano employee and who receives a Demonstration Unit.
IVG Consoles and
S5 Consoles

Purpose	Quantity	Remarks
Testing and Demonstration Units	[CONFIDENTIAL]	To facilitate product development and for testing product functionality at Paieon’s offices.

Execution Copy
EXHIBIT 5.4.1
Installation Details
Installation date:
Site Name:
Site Address:
Installed in: (lab number...)
C-ARM model (manufacturer, type, sw version...):
Details and identification of VIVUS platform:
Licensed Software version:
HASP Serial Number:
HASP ID Number:
MAC Address:

Execution Copy
EXHIBIT 5.4.2
Paieon’s Terms of Maintenance
1. Support
     (a) Support. Pursuant to the terms of the software development and license agreement between Volcano Corporation and Paieon, Inc. (the “Agreement”) and this maintenance agreement, Paieon will provide the support services set forth herein (capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement). Paieon recognizes its responsibility to identify and prevent repeat anomalies and problems by diligently and consistently providing high quality, responsive support and maintenance services and updates and upgrades. Paieon shall provide Volcano, on a periodic basis no less often than quarterly, a status report of all known anomalies and work arounds then in place.
     (b) Telephone Support Services. Paieon will provide to Volcano with 24 hour access to Paieon Medical Ltd.’s response center in Israel. This center will be manned by Paieon personnel from 9:00 am until 5:00 p.m. (Israel time), Sunday through Thursday, excluding Israeli national holidays (“Business Hours”). At all other hours, the response center will forward the calls to an answering service that will receive such calls. In addition to, and simultaneously with reporting program problems via telephone, Volcano shall complete and send via electronic mail a ‘Support Request Form’ in the form attached hereto. The ‘Support Request Form’ to be completed and sent shall depend on the nature of the program problem – ‘Safety Relevant Bugs’ or ‘Non Safety Relevant Bugs’ (as defined below).
     Paieon Medical Ltd’s Support Center contact information:
Tel: +972-3-9150000
e-mail: Support@paieon.com
     (c) Technical Coordinator. Volcano will provide Paieon with the name, address and telephone number of it’s technical coordinator and alternate. Volcano’s technical coordinator and alternate(s) must have a working knowledge of the CardiOp-B and the Interfaces. Only Volcano’s technical coordinator or alternate will contact Paieon for support services. The initial technical coordinator and alternate are, and their Contact information is,

Mr./Ms.	Mr./Ms.

Volcano will notify Paieon of any changes in the name, address or telephone number of the technical coordinator and alternate.
     (d) General Limitations. Paieon’s services hereunder shall not extend to any CardiOp-B or Interfaces or components thereof to the extent services are required because the Products have been subject to misuse, accident or improper or unauthorized installation, maintenance, modification, repair or alteration by Volcano, an End-User or their respective agents or customers.
     Paieon reserves the right to decline to support any CardiOp-B + Interfaces that had not been on continuous support or had been substantially modified by Volcano, an End-User or a third party without Paieon’s prior written consent. If Volcano will propose that Paieon will

1

Execution Copy
support such CardiOp-B+Interfaces and Paieon decides to support such CardiOp-B+Interfaces, Volcano will pay mutually agreed charges not to exceed Paieon’s current standard charges to restore the CardiOp-B+Interfaces to a condition reasonably acceptable to Paieon prior to Paieon’s starting support service.
     (e) Cancellation. Paieon may cancel support services if Volcano fails to pay for the services when due and such failure continues for a period of fifteen (15) business days after written notice from Paieon and/or in the event that the Agreement is terminated for any reason; subject to Section 5.4.2 of the Agreement. In addition to the above, any termination of a license shall automatically terminate Paieon’s support undertaking towards the license so terminated.
2. Maintenance
     (a) Maintenance. Maintenance of the programs comprising the CardiOp-B+Interfaces shall consist of the correction of defects in such programs which cause the CardiOp-B+Interfaces not to perform in accordance with their functional specifications and documentation provided by Paieon.
     (b) Program Problems. Paieon will provide support described in this subsection after Volcano reports a program problem to the response center. Paieon’s obligations to provide support are to use reasonable and diligent efforts to correct any program defects or provide work-around solutions. As needed and applicable, Paieon support will consist of providing Volcano with technical advice or shipping Volcano any replacement or modified CardiOp-B+Interfaces.
All support call requests will fall into one of the following categories:
     Safety Relevant Bugs (“SRB”) — Requests for support related to a particular customer installation or pending customer installation, whereby Paieon support is deemed by Volcano to be required to resolve or prevent a Safety Incident. A “Safety Incident” is defined as an incident that poses immediate safety threats to the patient or the physician.
     Non-Safety Relevant Bugs (“Non-SRB”) — All other requests for issues, such as no critical errors, enhancement inquiries, etc., that are not required to resolve or prevent a Safety Incident.
     Volcano’s technical coordinator(s) will inform the response center whether, in its opinion, the call is of an SRB or Non-SRB nature. The final classification of a bug into SRB or Non-SRB will be mutually agreed between Paieon and Volcano.
     Response: Calls of an SRB nature will be returned by a Paieon engineer by the close of the next business day. Calls of a Non-SRB nature will be returned by the close of the third business day and will be treated, to the extent required, at Paieon’s discretion, in the next coming upgrade. Software upgrade will be released at least once a year.
     Problem Resolution: Time frames for resolution of support call issues will be jointly determined by Paieon and the Volcano or End-User engineering personnel, and may range from a repair or modification to the software of a temporary nature, to inclusion of changes in the next general release.
3. Limitations.
     (a) To enable Paieon to respond to certain CardiOp-B+Interfaces problems, Paieon may need Volcano to furnish it with test case data and sufficient documentation to allow re-creation of the problem.

2

Execution Copy
     (b) CardiOp-B+Interfaces support services do not include: (i) service to the extent resulting from: (A) neglect, misuse or accidental damage of the CardiOp-B+Interfaces; (B) modification, corrections or workarounds performed by a person not authorized by Paieon; and (C) the use of the CardiOp-B+Interfaces with computer hardware, supplies or materials not meeting Paieon’s requirements; (ii) the support of programs developed by Volcano; or (iii) the support of third party or other products not regularly provided or supported by Paieon.
     (c) Paieon’s support obligations hereunder apply only to the current CardiOp-B release and releases within the year prior to such release. Upon receipt of a new release, Volcano shall advise Paieon of the releases for which support is required.
     (d) Paieon shall provide support services to all CardiOp-B+Interfaces systems that run on the latest operating system version and on the prior version that were released to Volcano. In addition to the above said, Paieon shall provide Volcano with updates and upgrades as part of the Support Services for as long as the particular CardiOp-B(VH) system intended to be upgraded or updated is compatible with the PC hardware and/or operating system version of the upgrade or update. Volcano shall be responsible for providing the appropriate hardware.
4. Spare Parts
     The following material is available as Spare Parts:

Description	Price
User Manual	$160
Maintenance Manual	$75
Quick Guide	$75
Dongle	$85

(a)	The prices for Dongles are valid for exchange against a returned key with an equivalent valid license. The Dongle will be programmed for use with the software serial number identical to the returned hardware key

(b)	The purchase order for Spare Parts must indicate the description and required version number and in case of a Dongle also the serial number of the software

(c)	Price changes for subsequent Contractual Years will be discussed and agreed on in writing and will relate to changes in costs of the used raw materials, costs of handling and cost of maintenance and developments of upgrades.
For the avoidance of doubt, the above shall include a soft copy of the User Manual, Maintenance Manual and Quick Guide and Volcano shall be entitled to make hard copies thereof provided it does not add to, delete from or otherwise modify or alter the text and/or images thereof.
5. Support for SRB
Paieon will provide bug fix support for SRB issues.

3

Execution Copy
Support Request Form

Safety Related (SRB) Yes / No
Priority Critical / Normal / Low
Date & Time of request Date: Time:
Back Ground Information: Software Certificate no.: Purchase date: Warranty Period: In- Warranty Period / Expired Support & Maintenance Agreement dated:
Hospital Name (if available)
Physician or Medical Personal involved (if available)
*** Requestor Contact Information: Name of contact person: Position: Phone number: E-mail address:
CardiOp-B(VH) Product Information Version Number: Revision Number:
System Information (fill in the available information, other info may be filled in later if required): CPU: Memory: Hard Disk Size: Hard Disk Type: Video Adapter: Network Card:
Request Type Bug / inquiry / enhancement
Request Subject Please provide a short title of the enhancement or problem.
Request Details Please provide a detailed description of the enhancement or problem including steps how to reproduce it.
Frequency Once / Occasionally / Every Time / Not Applicable
Attachments Please provide any relevant Cases, SDF files, Screen Shots and log files.

1

Execution Copy
EXHIBIT 5.4.3
Compatibility Requirements
Hardware and Software of CardiOp-B(VH) System
1. PC and Hardware Requirements (for DICOM Angiography system):

Item	Minimal Requirements	Recommended Configuration

CPU	P-4, 2.5 GHz	P-4, 3.0 GHz

Chipset	865	915

FSB	Dual Channel 400 MHz	Dual Channel 533 MHz

RAM	1 GB fast memory	4 GB fast memory

HDD	SCSI (36 GB) + ATA 7200 rpm, 80 GB — or S-ATA (120 GB)	SCSI (36 GB) + ATA 7200 rpm, 120 GB — or S-ATA (120 GB)

Supported Graphic Boards	• ATI RADEON X600, 128 (PCI Express)	• ATI RADEON X600, 128 (PCI Express)
	• ATI RADEON 9200 PRO 128 MB (AGP)	• ATI RADEON 9200 PRO 128 MB (AGP)
	• ATI RADEON 9200 SE 128 MB (AGP)	• ATI RADEON 9200 SE 128 MB (AGP)
	• ATI RADEON 9250 128 MB (AGP)	• ATI RADEON 9250 128 MB (AGP)
	• nVIDIA Quadro4 980XGL 128 MB (AGP)	• nVIDIA Quadro4 980XGL 128 MB (AGP)
	• nVIDIA Quadro Fx 3400/4400 256 MB (PCI Express)	• nVIDIA Quadro Fx 3400/4400 256 MB (PCI Express)
	• nVIDIA Quadro FX540 128 MB (PCI Express)	• nVIDIA Quadro FX540 128 MB (PCI Express)

Ethernet card	Std 10 / 100 Mb	1 Gb

KB	Std	Std

Mouse	Std Optical mouse	Std Optical mouse

CDR — DVD / CDR	Std	Std CDR or DVD writer

HUB (Optional)	Simple (“stupid”, not configurable) HUB or Std	Simple (“stupid”, not configurable) HUB or Std
	Ethernet port to connect to C-arm console computer	Ethernet port to connect to C-arm console computer

OS	Windows 2000 WinXP Pro SP-2	Windows 2000 WinXP Pro SP-2

*	Graphic board should NOT be nVidia GeForce.

**	2nd monitor is recommended for on line systems.
2. Master Copy: CardiOp-B version                (shall be the approved version).

Execution Copy
EXHIBIT 6.1
License Fees
The price per End User License will be either:
(1)	License Fee for a Perpetual License: License fee payments for a perpetual license to End-Users shall be made in accordance with the table below. By way of clarification, as set forth in Section 5.4.2 of the Agreement, in the event that an End-User, at such End-User’s sole discretion, elects to purchase an Annual Upgrade, Volcano shall at the end of the Warranty Period pay to Paieon [CONFIDENTIAL] of the license fee originally paid by Volcano to Paieon in respect of the CardiOp-B licensed to such End-User as part of the Product.

Calendar Year Quantity	[CONFIDENTIAL]
Price per Perpetual End-User License	[CONFIDENTIAL]

No. of Perpetual End-User Licenses	[CONFIDENTIAL]

Accumulated Total of Perpetual End- User Licenses Granted during a Calendar Year	[CONFIDENTIAL]
To determine the cost of a Perpetual End User License for the period from the Effective Date through the end of the current calendar year (i.e. December 31, 2006), the Calendar Year Quantities specified in the table above shall be prorated. By way of example, if the Effective Date of the Agreement is May 1, 2006, four (4) months of 2006 have elapsed and the number of Perpetual End-User Licenses in the range of [CONFIDENTIAL] licenses sold shall be reduced by one-third such that the [CONFIDENTIAL] price of a Perpetual End-User License shall be applicable for [CONFIDENTIAL] Perpetual End-User Licenses as opposed to [CONFIDENTIAL] .

For purposes of calculating the accumulated total of perpetual End-User Licenses granted during a calendar year to determine the quantity discount in the table above, each such first year Annual License granted as discussed in Paragraph 2 of this Exhibit 6.1 shall be counted as [CONFIDENTIAL] of a perpetual license, and shall accumulate and be credited as units of perpetual End User Licenses granted during such calendar year.

(2)	License Fee for an Annual License: For the purposes of this Exhibit 6.1, an “Annual License” shall mean a one-year renewable license to the CardiOp-B as part of the Product. For each Annual License, Volcano shall pay Paieon an annual payment of [CONFIDENTIAL] for the use of the CardiOp-B as part of the Product throughout such 12-month period. For the avoidance of doubt, should an End User desire to purchase a perpetual license, Volcano will purchase such license from Paieon and will not purchase an Annual License for such End User.

At the end of the first one-year Annual License period, if:
     (i) such End-User elects to renew the Annual License, Volcano will pay Paieon an additional annual payment of [CONFIDENTIAL] for the use of the CardiOp-B as part of the Product throughout the second 12-month period; or

Execution Copy
     (ii) such End-User elects to purchase a perpetual license, Volcano will pay Paieon a license fee at a [CONFIDENTIAL] off the license fee payment specified in Paragraph (1) above; or
     (iii) such End-User elects not to renew the Annual License or purchase a perpetual license, such End-User shall cease use of the CardiOp-B and Volcano shall confirm to Paieon that End-User has removed the CardiOp-B from its systems and either destroyed or returned to Volcano all copies of the CardiOp-B, the Interfaces and Documentation.
For each End-User that elects to renew an Annual License, and:
     (i) at the end of the second Annual License period elects to purchase a perpetual license, Volcano will pay Paieon a license fee at a [CONFIDENTIAL] from the license fee payment specified in Paragraph (1) above; and
     (ii) at the end of the third Annual License period elects to purchase a perpetual license, Volcano will pay Paieon a license fee at a [CONFIDENTIAL] from the license fee payment specified in Paragraph (1) above.

Execution Copy
EXHIBIT 6.2
Access Information; Certificates
Dongle Files:
Every specific installation will be configured per a specific VIVUS PC Platform. The running of the CardiOp-B application will require the plugging of a Dongle configured per a specific VIVUS PC Platform as per the following procedure:
Volcano will receive all Dongles beforehand. Volcano will also receive a Master Copy software CD. This Master Copy enables the installation of the CardiOp-B and Interfaces, but the application will not run until the following is done:
* When a specific activation is needed, Volcano will send Paieon VIVUS PC Platform information (MAC address).
* Paieon will prepare a file (the “Dongle File”) and will send it to Volcano.
* Volcano will need to upload the Dongle File to the Dongle (using a utility supplied by Paieon).
* The application will run (only if the Dongle is plugged). The Dongle will not run the application on another VIVUS PC Platform.
* Should Volcano need to switch the installation to another VIVUS PC Platform, this process should be repeated.
Certificate:
For each End-User License for which a Dongle File is provided, Paieon shall issue to Volcano a certificate setting forth the following information:
License Certificate

Licensee:	Agreement ID:

Company:

Address:

Country:

Phone:

Toll free:

Fax:

Date of Issue:

SW Version /PN:

Hasps SN:

Hasps ID Number:

Execution Copy
EXHIBIT 16.1
Planned Future Development Activities
A. Fusion of multiple VIVUS frames onto the 3D rendering. This phase II software could be implemented in different levels of complexity (those could be defined as several phases within phase II) ranging from simple stacking of VIVUS frames without any geometrical or distortion corrections up to an advanced solution which does include geometrical and distortion corrections (for example, circumferential orientation matching). This will be mutually decided between parties.
B. VIVUS catheter position tracking allowing VIVUS image synchronization to 3D and 2D angio images without need for automated pull-back of VIVUS catheter.